Exhibit 99.2


         --------------------------------------------------------------



                                 $100,000,000.00


                   SENIOR UNSECURED REVOLVING CREDIT AGREEMENT

                                      among

                      LEXINGTON CORPORATE PROPERTIES TRUST,
                      LEPERCQ CORPORATE INCOME FUND, L.P.,
                   LEPERCQ CORPORATE INCOME FUND II L.P., and
                             NET 3 ACQUISITION L.P.,
                             JOINTLY AND SEVERALLY;


                    THE INSTITUTIONS FROM TIME TO TIME PARTY
                               HERETO AS LENDERS;

                    THE INSTITUTIONS FROM TIME TO TIME PARTY
                            HERETO AS ISSUING BANKS;

                                       and

                  FLEET NATIONAL BANK, as Administrative Agent

            WACHOVIA BANK, NATIONAL ASSOCIATION, as Syndication Agent


                           Dated as of August 19, 2003


         --------------------------------------------------------------

                                TABLE OF CONTENTS


SECTION 1.           DEFINITIONS..................................................................................1

   1.1      DEFINED TERMS.........................................................................................1
   1.2      COMPUTATION OF TIME PERIODS...........................................................................1
   1.3      ACCOUNTING TERMS......................................................................................2
   1.4      OTHER TERMS...........................................................................................2

SECTION 2.           AMOUNT AND TERMS OF LOANS....................................................................2

   2.1      REVOLVING CREDIT FACILITY.............................................................................2
   2.2      PROMISE TO REPAY; EVIDENCE OF INDEBTEDNESS............................................................3
   2.3      JOINT AND SEVERAL LIABILITY OF THE BORROWERS AND GUARANTORS...........................................5
   2.4      PROCEDURE FOR BORROWING UNDER THE REVOLVING CREDIT FACILITY...........................................7
   2.5      INTEREST ON THE LOANS AND OTHER OBLIGATIONS...........................................................9
   2.6      DURATION AND DETERMINATION OF INTEREST PERIOD; DETERMINATION OF INTEREST RATE;
            CONTINUATION/CONVERSION OF LOANS.....................................................................11
   2.7      OPTIONAL PREPAYMENTS; MANDATORY REPAYMENTS...........................................................13
   2.8      COMPUTATION OF INTEREST AND FEES.....................................................................13
   2.9      PAYMENTS.............................................................................................13
   2.10     USE OF PROCEEDS AND LETTERS OF CREDIT................................................................18
   2.11     INCREASED COSTS......................................................................................18
   2.12     CHANGE IN LAW RENDERING LIBOR RATE LOANS UNLAWFUL....................................................20
   2.13     LIBOR RATE AVAILABILITY..............................................................................20
   2.14     INDEMNITIES..........................................................................................21
   2.15     FEES.................................................................................................21
   2.16     USURY................................................................................................22
   2.17     ELIGIBLE PROPERTIES..................................................................................23
   2.18     ADDITION OR WITHDRAWAL OF ELIGIBLE PROPERTY..........................................................26
   2.19     EXCLUSION OF ELIGIBLE PROPERTIES.....................................................................27

SECTION 3.           LETTERS OF CREDIT...........................................................................27

   3.1      LETTERS OF CREDIT....................................................................................27

SECTION 4.           REPRESENTATIONS AND WARRANTIES..............................................................32

   4.1      FINANCIAL CONDITION..................................................................................32
   4.2      NO MATERIAL ADVERSE EFFECT...........................................................................33
   4.3      EXISTENCE; BORROWERS' AND GUARANTORS' COMPLIANCE WITH LAW............................................33
   4.4      POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS........................................................33
   4.5      NO LEGAL BAR.........................................................................................33
   4.6      NO MATERIAL LITIGATION...............................................................................34
   4.7      NO DEFAULT...........................................................................................34
   4.8      OWNERSHIP OF PROPERTY; LIENS.........................................................................34
   4.9      TAXES................................................................................................35
   4.10     FEDERAL REGULATIONS..................................................................................36
   4.11     ERISA................................................................................................36
   4.12     STATUS AS REIT.......................................................................................36
   4.13     INVESTMENT COMPANY ACT...............................................................................37
   4.14     SUBSIDIARIES; OWNERSHIP OF CAPITAL STOCK AND PARTNERSHIP INTERESTS...................................37
   4.15     POLLUTION; HAZARDOUS MATERIALS.......................................................................37
   4.16     DECLARATION OF TRUST, PARTNERSHIP AGREEMENT, ETC.....................................................37
   4.17     DISCLOSURES..........................................................................................38
   4.18     GUARANTORS...........................................................................................38



SECTION 5.           CONDITIONS PRECEDENT........................................................................38

   5.1      CONDITIONS TO INITIAL LOANS..........................................................................38
   5.2      CONDITIONS PRECEDENT TO ALL SUBSEQUENT LOANS.........................................................40

SECTION 6.           AFFIRMATIVE COVENANTS.......................................................................41

   6.1      FINANCIAL STATEMENTS.................................................................................41
   6.2      CERTIFICATES; OTHER INFORMATION......................................................................42
   6.3      PAYMENT OF OBLIGATIONS...............................................................................43
   6.4      CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE.....................................................43
   6.5      MAINTENANCE OF PROPERTY, INSURANCE...................................................................43
   6.6      INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS...............................................44
   6.7      NOTICES..............................................................................................44
   6.9      REIT REQUIREMENTS....................................................................................45
   6.10     ENVIRONMENTAL ACTIONS................................................................................45
   6.11     CHANGES IN GAAP......................................................................................46
   6.12     NYSE LISTING.........................................................................................46
   6.13     MANAGEMENT OF BORROWER AND PROPERTY..................................................................47
   6.14     SUBORDINATION OF PAYABLES TO AFFILIATES..............................................................47
   6.15     ERISA NOTICES........................................................................................47
   6.16      ERISA COMPLIANCE....................................................................................48
   6.17     PAYMENT OF TAXES AND CLAIMS..........................................................................48
   6.18     INTER-BORROWER OR GUARANTOR ADVANCES OF LOAN PROCEEDS................................................48
   6.19.    SOLVENCY OF GUARANTORS...............................................................................49
   6.20.    NO AMENDMENTS TO CERTAIN DOCUMENTS...................................................................49
   6.21     NO ADDITIONAL OFFERINGS..............................................................................49

SECTION 7.           NEGATIVE COVENANTS..........................................................................49

   7.1      FINANCIAL COVENANTS..................................................................................49
   7.2      COVENANT CALCULATIONS................................................................................51
   7.3      RESTRICTED PAYMENTS..................................................................................51
   7.4      DISSOLUTION; MERGER; SALE OF ASSETS; TERMINATION AND OTHER ACTIONS...................................51
   7.5      TRANSACTIONS WITH AFFILIATES.........................................................................51
   7.6      ACCOUNTING CHANGES...................................................................................51
   7.7      NO LIENS.............................................................................................52
   7.8      FISCAL YEAR..........................................................................................52
   7.9      CHIEF EXECUTIVE OFFICE...............................................................................52
   7.10     SELF-DIRECTED REIT...................................................................................52
   7.10     LIMITATIONS ON CERTAIN ACTIVITIES....................................................................52
   7.13     ERISA................................................................................................52
   7.14     COMPLIANCE WITH ENVIRONMENTAL LAWS...................................................................53
   7.15.    LIMITATION ON DEBT AND ACTION........................................................................53

                                       ii

SECTION 8.           EVENTS OF DEFAULT...........................................................................53

   8.1      EVENTS OF DEFAULT....................................................................................53
   8.2      REMEDIES.............................................................................................55
   8.3      ANNULMENT OF ACCELERATION............................................................................56
   8.4      COOPERATION BY EACH BORROWER AND GUARANTOR...........................................................56

SECTION 9.           THE AGENT...................................................................................56

   9.1      APPOINTMENT..........................................................................................56
   9.2      NATURE OF DUTIES.....................................................................................57
   9.3      RIGHT TO REQUEST INSTRUCTIONS........................................................................57
   9.4      RIGHTS, EXCULPATION, ETC.............................................................................57
   9.5      RELIANCE.............................................................................................58
   9.6      INDEMNIFICATION......................................................................................58
   9.7      AGENT INDIVIDUALLY...................................................................................58
   9.8      SUCCESSOR AGENTS.....................................................................................59
   9.9      RELATIONS AMONG THE LENDERS..........................................................................59
   9.10     CONSENT AND APPROVALS................................................................................59
   9.11     NOTICE OF EVENTS OF DEFAULT..........................................................................61
   9.12     RATABLE SHARING......................................................................................61
   9.13     DEFAULTING LENDERS...................................................................................61
   9.14     PURCHASING OF DEFAULTING LENDER'S PRO RATA SHARE.....................................................62

                                      iii

SECTION 10.          GENERAL.....................................................................................63

   10.1     ASSIGNMENTS AND PARTICIPATIONS.......................................................................63
   10.2     AMENDMENTS AND WAIVERS...............................................................................65
   10.3     MARSHALLING; PAYMENTS SET ASIDE......................................................................67
   10.4     LIMITATION OF LIABILITY..............................................................................67
   10.5     COUNTERPARTS; EFFECTIVENESS; INCONSISTENCIES.........................................................68
   10.6     DISCLAIMER BY AGENT AND EACH LENDER..................................................................68
   10.7     CHOICE OF LAW........................................................................................68
   10.8     SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; ETC................................................68
   10.9     NOTICES; CERTAIN PAYMENTS............................................................................69
   10.10   NO WAIVERS; CUMULATIVE REMEDIES; ENTIRE AGREEMENT; HEADINGS...........................................70
   10.11   SURVIVAL..............................................................................................70
   10.12   PAYMENT OF EXPENSES AND TAXES.........................................................................71
   10.13   FURTHER ASSURANCES....................................................................................71
   10.14   NO BROKERS............................................................................................72
   10.15   CONFIDENTIALITY.......................................................................................72
   10.16   CAPTIONS..............................................................................................72
   10.17   GENDER................................................................................................72
   10.18   SUCCESSORS............................................................................................72
   10.19   ENTIRE AGREEMENT......................................................................................72
   10.20   DELAY NOT WAIVER......................................................................................72
   10.21   SET-OFF...............................................................................................73
   10.22   SEVERABILITY..........................................................................................73
   10.23   LOST OR DAMAGED LOAN DOCUMENTS........................................................................73
   10.24   CLAIMS AGAINST AGENT OR ANY LENDER....................................................................73
   10.25   TIME OF THE ESSENCE...................................................................................74
   10.26   PLACE OF DELIVERY.....................................................................................74
   10.27   USE OF PROCEEDS (REGULATION U)........................................................................74
   10.28   INTEGRATION...........................................................................................74
   10.29   LENDER'S RIGHT TO PLEDGE..............................................................................74

SECTION 11.          THE BORROWERS' REPRESENTATIVE...............................................................74

   11.1.    APPOINTMENT OF BORROWER REPRESENTATIVE...............................................................74




EXHIBITS
--------


         EXHIBIT A -           DEFINITIONS
         EXHIBIT B -           FORM OF NOTE
         EXHIBIT C -           FORM OF NOTICE OF BORROWING
         EXHIBIT D -           FORM OF CERTIFICATE OF ELIGIBLE PROPERTIES AND
                               PREFERRED INTEREST RATE CALCULATION
         EXHIBIT E -           FORM OF NOTICE OF CONTINUATION/CONVERSION
         EXHIBIT F -           ORGANIZATIONAL STRUCTURE AND RELATED MATTERS
         EXHIBIT G -           CERTIFICATE OF COVENANT COMPLIANCE
         EXHIBIT H -           FORM OF ASSIGNMENT AND ACCEPTANCE
         EXHIBIT I -           FORM OF GUARANTY

SCHEDULES
---------

SCHEDULE 1                         LIST OF INITIAL APPROVED ELIGIBLE PROPERTIES
                                   AND THEIR OWNERS

SCHEDULE 2 LIST OF LETTERS OF CREDIT DEEMED TO BE OUTSTANDING UNDER THE REVOLVING CREDIT FACILITY

                   SENIOR UNSECURED REVOLVING CREDIT AGREEMENT
                          DATED AS OF AUGUST 19, 2003


         This SENIOR UNSECURED REVOLVING CREDIT AGREEMENT (the "Agreement") is dated as of August 19, 2003, by and among LEXINGTON CORPORATE PROPERTIES TRUST ("Lexington"), LEPERCQ CORPORATE INCOME FUND L.P. ("LCIF"), LEPERCQ CORPORATE INCOME FUND II L.P. ("LCIFII"), and NET 3 ACQUISITION, L.P. ("Net 3"), jointly and severally (collectively, the "Borrowers" and individually, a "Borrower") acting by and through LEXINGTON CORPORATE PROPERTIES TRUST ("Borrowers' Representative"); the institutions from time to time who are a party hereto as Lenders, (whether by execution of this Agreement or an Assignment and Acceptance Agreement), the Lenders from time to time who are or become Issuing Banks and FLEET NATIONAL BANK, a national banking association ("Fleet"), as administrative agent for the Lenders and the Issuing Banks (in such capacity, together with its successors and assigns in such capacity, the "Agent").

         WHEREAS, the Borrowers desire to obtain a separate Revolving Credit Commitment from each Lender pursuant to which such Lender will make Loans (as hereinafter defined) to and for the benefit of one or more of the Borrowers in an amount not to exceed such Lender's Pro Rata Share pursuant to the terms and conditions of this Agreement in a maximum aggregate outstanding principal amount not to exceed $100,000,000.00 (minus any Outstanding Amount) at any one time (the "Revolving Credit Facility"); and

         WHEREAS, each Lender is willing, on the terms and conditions hereinafter set forth, to extend a Revolving Credit Commitment and to severally make Loans to and for the benefit of the Borrowers.

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1.        DEFINITIONS
                           -----------

     1.1. Defined Terms. As used in this Agreement all capitalized terms not otherwise defined shall have the meanings set forth on Exhibit A, applicable both to the singular and the plural forms of the terms defined.

     1.2. Computation of Time Periods. In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding". Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed. Any period determined hereunder by reference to a month or months or year or years shall end on the day in the relevant calendar month in the relevant year, if applicable, immediately preceding the date numerically corresponding to the first day of such subsequent period, provided that if such period commences on the last day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month during which such period is to end), such period shall, unless otherwise expressly required by the other provisions of this Agreement, end on the last day of the calendar month.

     1.3. Accounting Terms. Subject to Section 6.10, for purposes of this Agreement, all accounting terms not otherwise defined herein shall have the meanings assigned to them in conformity with GAAP.

     1.4. Other Terms. All other terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings assigned to such terms by the Uniform Commercial Code to the extent the same are defined therein.

     SECTION 2. AMOUNT AND TERMS OF LOANS
                -------------------------

     2.1. Revolving Credit Facility.

          (a) Availability. Subject to the terms and conditions set forth in this Agreement, each Lender hereby severally and not jointly agrees to make revolving loans in Dollars (each individually, a "Loan" and, collectively, the "Loans") to any Borrower from time to time during the period from the Initial Funding Date to the Business Day next preceding the Revolving Credit Termination Date, in an amount not to exceed such Lender's Pro Rata Share of its Revolving Credit Commitment at such time. All Loans comprising the same Borrowing under this Agreement shall be made by the Lenders simultaneously and proportionately to their then respective Pro Rata Shares, it being understood that no Lender shall be responsible for any failure by any other Lender to perform its obligation to make a Loan hereunder nor shall the Revolving Credit Commitment of any Lender be increased or decreased as a result of any such failure. Subject to the provisions of this Agreement (including, but not limited to, Sections 2.7 and 2.14), any Borrower may repay any outstanding Loan on any day which is a Business Day and any amounts so repaid may be reborrowed by any Borrower, up to the amount available under this Section 2.1(a), at the time of such Borrowing, until the Business Day next preceding the Revolving Credit Termination Date.

          (b) Revolving Credit Termination Date. The Revolving Credit Commitments shall terminate, and all outstanding Obligations shall be paid in full (or, in the case of unmatured Letter of Credit Obligations, provision for cash collateralization shall be made to the reasonable satisfaction of the Issuing Banks and the Requisite Lenders but in any event not to exceed 100% of the stated amounts of all unmatured Letter of Credit Obligations), on the Revolving Credit Termination Date (whether this occurs by acceleration or otherwise). Each Lender's obligation to make Loans shall terminate on the Business Day next preceding the Revolving Credit Termination Date.

          (c) Extension of Revolving Credit Termination Date. If no Default or Event of Default then exists, Borrowers' Representative may request a one year extension of the Revolving Credit Termination Date by making such request in writing (an "Extension Request") to Agent no earlier than March 1st and no later than May 1st of the calendar year in which the Revolving Credit Termination Date occurs. The Revolving Credit Termination Date shall be extended for one (1) year only if (i) no Default or Event of Default exists on the date of such extension and (ii) Borrowers' Representative pays to Agent for the account of each Lender on a Pro Rata Basis, the extension fee set forth in Section 2.15(e) no later than ten (10) Business Days prior to the then existing Revolving Credit Termination Date.

          (d) Authorized Agents. On the Closing Date and from time to time thereafter, the Borrowers' Representative shall deliver to the Agent a certificate from a Responsible Officer setting forth the names of the employees and agents authorized to request Loans and Letters of Credit for each Borrower and to request a conversion/continuation of any Loan and containing a specimen signature of each such employee or agent. The employees and agents so authorized shall also be authorized to act for any Borrower in respect of all other matters relating to the Loan Documents. The Agent, Lenders and Issuing Banks shall be entitled to rely conclusively on such employee's or agent's authority to request such Loan or Letter of Credit or such conversion/continuation until the Agent receives written notice to the contrary. None of the Agent, the Lenders, or the Issuing Banks shall have any duty to verify the authenticity of the signature appearing on any written Notice of Borrowing or Notice of Conversion/Continuation or any other document, and, with respect to an oral request for such a Loan or Letter of Credit or such conversion/continuation, the Agent shall have no duty to verify the identity of any person representing himself or herself as one of the employees or agents authorized to make such request or otherwise to act on behalf of such Borrower. None of the Agent, any Lender or any Issuing Bank shall incur any liability to any Borrower or any other Person in acting upon any telephonic or facsimile notice referred to above which the Agent, such Lender, or such Issuing Bank believes to have been given by a person duly authorized to act on behalf of such Borrower and such Borrower hereby indemnifies and holds harmless the Agent, each Lender and each Issuing Bank from any loss or expense Agent, Lenders and/or the Issuing Banks might incur in acting in good faith as provided in this Section 2.1.

     2.2. Promise to Repay; Evidence of Indebtedness.

          (a) Promise to Repay. Each Borrower hereby, jointly and severally, agrees to pay when due the principal amount of each Loan, and further agrees to pay all unpaid interest accrued thereon, in accordance with the terms of this Agreement and the Notes. Each Borrower shall execute and deliver to each Lender on the Closing Date (if requested by such Lender), a joint and several promissory note, substantially in the form of Exhibit B, with appropriate insertions, evidencing the Loans and thereafter shall execute and deliver such other promissory notes substantially in the form of Exhibit B as are necessary to evidence the Loans owing to the Lenders after giving effect to any assignment thereof pursuant to Section 10.1 (all such promissory notes and all amendments thereto, replacements thereof and substitutions therefor being collectively referred to as the "Notes"; and "Note" means any one of the Notes).

          (b) Loan Records. Each Lender shall maintain in accordance with its usual practice a record (a "Loan Account") evidencing the Indebtedness of the Borrowers to such Lender resulting from each Loan owing to such Lender from time to time, including the amount of principal and interest payable and paid to such Lender from time to time hereunder and under the Notes.

          (c) Entries Binding. The entries made in the Loan Account shall be conclusive and binding for all purposes, absent manifest error and shall evidence the Loans in the same manner as any promissory notes issued pursuant to
Section 2.2(a).

          (d) Borrowers' Obligations.

               (i) Upon any Event of Default each Borrower jointly, severally and unconditionally promises to pay to the Agent such amounts as are necessary to cure the Event of Default or, at the option of the Agent, as provided in
Section 8.2, such Borrower agrees to pay the outstanding Obligations in full.

               (ii) Each Borrower's Obligation is unconditional except as expressly set forth herein, and each Borrower agrees that the Agent, upon the occurrence of an Event of Default, shall not be required to assert any claim or cause of action against the Borrowers' Representative or any other Borrower or Guarantor before asserting any claim or cause of action against a specific Borrower under this Agreement.

               (iii) Except as otherwise expressly provided herein or in the Loan Documents, presentment, protest, demand, and notice of protest and demand are hereby waived.

               (iv) No Borrower's Obligation under this Agreement shall be affected, modified, or impaired by the voluntary or involuntary liquidation, dissolution, sale, or other disposition of all or substantially all of the assets, marshalling of assets and liabilities, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangements, composition with creditors or readjustment of, or other similar proceedings affecting any other Borrower or Guarantor or the Borrowers' Representative, or any of the assets belonging to any of them, nor shall this Agreement be affected, modified, or impaired by the invalidity of any Note or any of the other Loan Documents.

               (v) Without notice to any other Borrower or Guarantor or the Borrower's Representative, without the consent of a specific Borrower or Guarantor or Borrowers' Representative, but subject to the provisions of Sections 9 and 10.2 hereof, the Agent may:

                    (a) grant a specific Borrower or Guarantor extensions of the time for payment of the Obligations or any part hereof;

                    (b) renew any of the Obligations;

                    (c) grant a specific Borrower or Guarantor extensions of time for performance of agreements or other indulgences;

                    (d) compromise, settle, release, or terminate any or all of the obligations, covenants, or agreements of any specific Borrower or Guarantor under the Note or other Loan Documents;

                    (e) at any time release any Guarantor from its Guaranty of any of the Obligations; and

                    (f) with a specific Borrower's written consent, modify or amend any obligation, covenant, or agreement of such Borrower as set forth in its Note or any of the other Loan Documents (and such amendments shall nevertheless be binding upon the other Borrowers).

               (vi) This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time whole or partial payment or performance of any Obligations is or is sought to be rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of any Borrower or Guarantor upon or as a result of the appointment of a receiver, intervenor, or conservator of, or trustee or similar officer for, any Borrower or Guarantor or for any substantial part of its property, or otherwise, all as though such payments and performance had not been made, in any case to the extent of the performance rescinded or payments restored or returned.

               (vii) Notwithstanding any provision contained in this Agreement to the contrary, in the event of any bankruptcy or insolvency proceeding involving LCIF, LCIFII or Net 3 or any Guarantor or in the event of any challenge to the full enforceability of all or any of the Loan Documents by any creditor of LCIF, LCIFII or Net 3 or any Guarantor or a trustee, receiver or debtor-in-possession of, for or in respect of LCIF, LCIFII or Net 3 or any Guarantor, the liability of LCIF, LCIFII or Net 3 or any Guarantor Under the Loan Documents shall be limited to the lesser of the following amounts minus, in either case, one dollar ($1.00):

                    (a) the lowest amount which would render LCIF, LCIFII or Net 3's or any Guarantor's undertakings under the Loan Documents a fraudulent conveyance under the laws of the State of New York or other similar or analogous law or statute of the state having jurisdiction over the subject matter; or

                    (b) the lowest amount which would render LCIF, LCIFII or Net 3's or any Guarantor's undertakings under the Loan Documents a fraudulent transfer under Section 548 of the Bankruptcy Code of 1978, as amended.

     Section 2.2 (d) (viii) shall control every other provision of the Loan Documents except, however, this provision shall not be construed to prohibit a valuation of the assets of LCIF, LCIFII or Net 3 or any Guarantor for an amount exceeding (a) or (b) above, minus $1.00, at a date subsequent to the date hereof, whereupon the individual liability of LCIF, LCIFII or Net 3 or any Guarantor under the Loan Documents shall increase with the value of such assets up to a maximum of $100,000,000.

     2.3. Joint and Several Liability of the Borrowers and Guarantors.

          (a) Each of the Borrowers and Guarantors is or will be accepting joint and several liability hereunder and under the other Loan Documents in consideration of the financial accommodations to be provided by the Lenders under this Agreement, for the mutual benefit, directly and indirectly, of each of the Borrowers and Guarantors and in consideration of the undertakings of each other Borrower and Guarantor to accept joint and several liability for the Obligations.

          (b) Each of the Borrowers and Guarantors, jointly and severally, hereby irrevocably and unconditionally accepts, not merely as a surety but also as a co-debtor, joint and several liability with the other Borrowers, with respect to the payment and performance of all of the Obligations (including, without limitation, any Obligations arising under this Section 2.3), it being the intention of the parties hereto that all the Obligations shall be the joint and several Obligations of each of the Borrowers and Guarantors without preferences or distinction among them.

          (c) If and to the extent that any of the Borrowers or Guarantors shall fail to make any payment with respect to any of the Obligations as and when due or to perform any of the Obligations in accordance with the terms thereof, then in each such event, subject to the grace periods set forth therein, the other Borrowers and Guarantors will make such payment with respect to, or perform, such Obligation.

          (d) The Obligations of each of the Borrowers and Guarantors under the provisions of this Section 2.3 constitute full recourse Obligations of each of the Borrowers and Guarantors enforceable against each such Person to the full extent of its properties and assets, irrespective of the validity, regularity or enforceability of this Agreement or any other circumstance whatsoever.

          (e) Except as otherwise expressly provided in this Agreement or the other Loan Documents, each of the Borrowers and Guarantors hereby waives notice of acceptance of its joint and several liability, notice of any Loans made under this Agreement, notice of any action at any time taken or omitted by the Agent or any Lender under or in respect of any of the Obligations, and, generally, to the extent permitted by applicable law, all demands, notices and other formalities of every kind in connection with this Agreement. Except as otherwise expressly provided in this Agreement or the other Loan Documents, each of the Borrowers and Guarantors hereby assents to, and waives notice of, any extension or postponement of the time for the payment of any of the Obligations, the acceptance of any payment of any of the Obligations, the acceptance of any partial payment thereon, any waiver, consent or other action or acquiescence by Agent or any Lender at any time or times in respect of any default by any of the Borrowers or Guarantors in the performance or satisfaction of any term, covenant, condition or provision of this Agreement or the other Loan Documents, any and all other indulgences whatsoever by the Agent or any Lender in respect of any of the Obligations, and the taking, addition, substitution or release, in whole or in part, at any time or times, of any security for any of the Obligations or the addition, substitution or release, in whole or in part, of any of the Borrowers or Guarantors. Without limiting the generality of the foregoing, each of the Borrowers and Guarantors assents to any other action or delay in acting or failure to act on the part of the Agent or any Lender with respect to the failure by any of the Borrowers or Guarantors to comply with any of its respective Obligations, including, without limitation, any failure strictly or diligently to assert any right or to pursue any remedy or to comply fully with applicable laws or regulations thereunder, which might, but for the provisions of this Section 2.3, afford grounds for terminating, discharging or relieving any of the Borrowers or Guarantors, in whole or in part, from any of its Obligations under this Section 2.3, it being the intention of each of the Borrowers and Guarantors that, so long as any of the Obligations hereunder remain unsatisfied, the Obligations of such Borrowers and Guarantors under this
Section 2.3 shall not be discharged except by performance and then only to the extent of such performance. The Obligations of each of the Borrowers and Guarantors under this Section 2.3 shall not be diminished or rendered unenforceable by any winding up, reorganization, arrangement, liquidation, re-construction or similar proceeding with respect to any of the Borrowers and Guarantors or any the Agent or any Lender. The joint and several liability of the Borrowers and Guarantors hereunder shall continue in full force and effect notwithstanding any absorption, merger, amalgamation or any other change whatsoever in the name, membership, constitution or place of formation of any of the Borrowers and Guarantors or the Agent or any Lender.

          (f) The provisions of this Section 2.3 are made for the benefit of the Agent and each Lender and their permitted successors and assigns, and may be enforced against any or all of the Borrowers and Guarantors as often as occasion therefor may arise and without requirement on the part of the Agent or any Lender first to marshal any of its claims or to exercise any of its rights against any other Borrower or Guarantor or to exhaust any remedies available to them against any other Borrower or Guarantor or to resort to any other source or means of obtaining payment of any of the Obligations hereunder or to elect any other remedy. The provisions of this Section 2.3 shall remain in effect until all of the Obligations shall have been paid in full or otherwise fully satisfied. If at any time, any payment, or any part thereof, made in respect of any of the Obligations, is rescinded or must otherwise be restored or returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of any of the Borrowers or Guarantor or otherwise, the provisions of this Section
2.3 will forthwith be reinstated in effect, as though such payment had not been made.

     2.4. Procedure for Borrowing Under the Revolving Credit Facility

          (a) Notice of Borrowing. Whenever any Borrower desires to obtain a Loan under Section 2.1, Borrowers' Representative shall deliver to Agent a notice of borrowing (a "Notice of Borrowing") substantially in the form of Exhibit C accompanied by a Certificate of Eligible Properties and Preferred Interest Rate Calculation, substantially in the form of Exhibit D no later than 10:00 A.M. (New York time) at least three (3) Business Days in advance of the proposed Funding Date for any Libor Rate Loan and no later than the Business Day immediately preceding the proposed Funding Date for any Base Rate Loan. The Notice of Borrowing shall specify and include (as appropriate):

               (i) the Borrower and proposed Funding Date (which shall be a Business Day);

               (ii) the amount of the proposed Loan (which amount shall be in a minimum aggregate amount of $1,000,000 and integral multiples of $100,000 in excess of that amount);

               (iii) whether such Loans will be Base Rate Loans or Libor Rate Loans and, if Libor Rate Loans are specified, the initial Interest Period requested for such Libor Rate Loans;

               (iv) the account into which the net proceeds of the requested Loan is to be credited;

               (v) a statement as to whether the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such Notice of Borrowing;

               (vi) a statement as to whether any Default or Event of Default has occurred and is continuing or would result from the proposed Borrowing;

               (vii) In the event that any Lender shall fail to fund its Pro Rata Share of any Loan on or prior to the applicable Funding Date (together with any Lender described in Section 9.13, a "Defaulting Lender") and the Agent and/or the other Lenders shall fail to advance the defaulted amount, Borrowers' Representative may (but shall not be obligated to) cancel such Notice of Borrowing upon notice to Agent given no later than 2:00 p.m. (EST) on the Funding Date. Agent shall give Borrowers' Representative notice of any Lender's default as soon as practicable after Agent becomes aware of such default. Except as also provided in Sections 2.12 and 2.13, a Notice of Borrowing shall be irrevocable, and the Borrowers shall be bound to make the borrowing specified in such Notice of Borrowing in accordance therewith; and

               (viii) a statement as to whether or not the Borrowers have met and maintained the Preferred Interest Rate Standard and if so for what period of time.

     If Borrowers' Representative fails to specify the type of Loan (i.e. Base Rate Loan or Libor Rate Loan) or an initial Interest Period, Borrowers' Representative will be deemed, in each case, to have requested a one (1) month Libor Rate Loan.

          (b) Making of Loans.

               (i) Promptly after receipt of a Notice of Borrowing under Section 2.4(a), the Agent shall notify each Lender by facsimile transmission of the proposed Borrowing and send each Lender a copy of the Notice of Borrowing including exhibits. Each Lender shall deposit an amount equal to its Pro Rata Share of the Borrowing requested by the Borrowers' Representative with the Agent at its office in Boston, Massachusetts or such other office as Agent shall designate from time to time, in immediately available funds, not later than 11:00 a.m. (New York time) on the respective Funding Date therefor. Subject to the fulfillment of the conditions precedent set forth in Section 5.1 (only in respect of the Initial Funding Date) or Section 5.2, as applicable, the Agent shall make the proceeds of such amounts received by it available to the Borrowers' Representative at the Agent's office in Boston, Massachusetts on such Funding Date (or on the date received if later than such Funding Date) and shall disburse such proceeds in accordance with the Borrowers' Representative's disbursement instructions set forth in the applicable Notice of Borrowing. The failure of any Lender to deposit the amount described above with the Agent on the applicable Funding Date shall not relieve any other Lender of its obligations hereunder to make its Loan on such Funding Date. In the event the conditions precedent set forth in Section 5.1 or Section 5.2 are not fulfilled as of the proposed Funding Date for any Borrowing, the Agent shall promptly return, by wire transfer of immediately available funds, the amount deposited by each Lender to such Lender.

               (ii) Unless the Agent shall have been notified by any Lender in writing on the Business Day immediately preceding the applicable Funding Date in respect of any Borrowing that such Lender does not intend to fund its Loan requested to be made on such Funding Date, the Agent may assume that such Lender has funded or will fund its Loan and is depositing the proceeds thereof with the Agent on the Funding Date therefor, and the Agent in its sole discretion may, but shall not be obligated to, disburse a corresponding amount to the Borrowers' Representative on the applicable Funding Date. If the Loan proceeds corresponding to that amount are advanced to the Borrowers' Representative by the Agent but are not in fact deposited with the Agent by such Lender on or prior to the applicable Funding Date, such Lender agrees to pay to the Agent forthwith on demand such corresponding amount, together with interest thereon, for each day from the date such amount is disbursed to or for the benefit of the Borrowers until the date such amount is paid or repaid to the Agent at the Federal Funds Rate for the first three (3) Business Days, and thereafter at the interest rate applicable to such Borrowing. If such Lender shall pay to the Agent the corresponding amount, the amount so paid shall constitute such Lender's Loan. This Section 2.4(b)(ii) does not relieve any Lender of its obligation to make its Loan on any applicable Funding Date.

     2.5. Interest on the Loans and other Obligations.

          (a) Generally. Each Loan shall be (i) a Libor Rate Loan or a Base Rate Loan as selected or deemed to have been selected by Borrowers' Representative initially at the time a Notice of Borrowing is given pursuant to Section 2.4(a); or (ii) as selected pursuant to Section 2.6(c); except in each case for any portion of a Libor Rate Loan which is converted to a Base Rate Loan pursuant to
Section 2.12 or 2.13. All Loans and the outstanding amount of all other Obligations shall bear interest on the unpaid principal amount thereof from the date such Loans are made and such other Obligations are due and payable until paid in full but excluding the date of repayment (whether by acceleration or otherwise), at the interest rates (such interest rate(s) as may be in effect from time to time, the "Applicable Rate(s)") specified as follows:

               (i) in the case of a Libor Rate Loan, at an interest rate per annum for and during each Interest Period equal to the Libor Rate for such Interest Period; and

               (ii) in the case of the Base Rate Loan or such other Obligation, at an interest rate per annum equal to the Base Rate in effect from time to time plus the Applicable Base Rate Margin.

The applicable basis for determining the rate of interest on the Loans shall be selected by the Borrowers' Representative at the time a Notice of Borrowing or a Notice of Conversion/Continuation is delivered by the Borrowers' Representative to the Agent; provided, however, the Borrowers' Representative may not select the Libor Rate as the applicable basis for determining the rate of interest on such a Loan if at the time of such selection a Default or Event of Default would occur from such Borrowing or conversion or continuation or has occurred and is continuing and further provided that, from and after the occurrence and during the continuance of an Event of Default, each Libor Rate Loan then outstanding may, at the Agent's option, be converted by the Agent to a Base Rate Loan. If on any day any Loan is outstanding with respect to which a Notice of Continuation/Conversion has not been delivered to the Agent in accordance with the terms of this Agreement specifying the basis for determining the rate of interest on that day, then for that day interest on that Loan shall be determined by reference to the Libor Rate.

          (b) Interest Payments.

               (i) Interest accrued on each Loan shall be calculated on the 1st day of each calendar month and shall be payable in arrears (A) on the first day of each calendar month, commencing on the first such day following the making of such Loan, (B) upon the payment or prepayment thereof in full or in part, and
(C) if not theretofore paid in full, at maturity (whether by acceleration or otherwise) of such Loan. Whenever any payment to be made hereunder or under any Loan Document, including, without limitation, any principal of or interest on any Loan, shall become due and payable, or whenever the last day of any Interest Period would otherwise occur, on a day which is not a Business Day, such payment shall be made and the last day of such Interest Period shall occur on the next succeeding Business Day and such extension of time shall in such case be included in computing interest on such payment.

               (ii) Interest accrued on the principal balance of any outstanding Reimbursement Obligations shall be calculated on the last day of each calendar month and shall be payable in arrears (A) on the first day of the calendar month, commencing on the first such day following the incurrence of such Reimbursement Obligations, (B) upon repayment thereof in full or in part, and
(C) if not theretofore paid in full, at the time such other Reimbursement Obligations become due and payable (whether by acceleration or otherwise).

          (c) Late Charge; Default Interest. If any Borrower shall fail to make any payment of principal or interest on any portion of a Loan or any other Obligation becoming due hereunder or under any of the Loan Documents within ten
(10) days of the date such payment is due Borrowers shall be subject to a late charge of five percent (5%) of the amount of such payment. Borrowers shall be entitled to a one-time waiver of the late charge prior to the Revolving Credit Termination Date. Subsequent waivers during the term of the Facility shall be at Agent's discretion. Upon the occurrence and during the continuance of an Event of Default, Borrowers shall pay interest (to the extent permitted by law in the case of interest on overdue interest) on such defaulted amount accruing from and including the date of such Event of Default up to but excluding the date of actual payment (after as well as before judgment) at a rate per annum which is the sum of (i) four percent (4%) plus (ii) the Applicable Rate otherwise payable. All payments due under this Section 2.5(c) shall be payable upon demand.

          (d) Interest Rate Determination. Upon determining the Applicable Rate for each Interest Period, Agent shall promptly notify Borrowers' Representative.

     2.6. Duration and Determination of Interest Period; Determination of Interest Rate; Continuation/Conversion of Loans

          (a) Duration and Determination of Interest Period. By giving notice as set forth in Section 2.4(a) (with respect to a Borrowing of Libor Rate Loans) or
Section 2.6(c) (with respect to a conversion into or continuation of Libor Rate Loans), Borrowers' Representative shall have the option, subject to the other provisions of this Section 2.6, to select an interest period (each, an "Interest Period") to apply to the Loans described in such notice, subject to the following provisions:

               (i) Subject to Sections 2.12 and 2.13, the Borrowers' Representative may select, as to a particular Borrowing of Libor Rate Loans, an Interest Period of either one (1), two (2), three (3), or six (6) months in duration;

               (ii) In the case of immediately successive Interest Periods applicable to a Borrowing of Libor Rate Loans, each successive Interest Period shall commence on the day on which the next preceding Interest Period expires;

               (iii) If any Interest Period would otherwise expire on a day which is not a Business Day, such Interest Period shall be extended to expire on the next succeeding Business Day if the next succeeding Business Day occurs in the same calendar month, and if there will be no succeeding Business Day in such calendar month, the Interest Period shall expire on the immediately preceding Business Day and such extension of time shall be included in computing interest on such payment;

               (iv) Borrowers' Representative may not select an Interest Period as to any Loan if such Interest Period terminates later than the Revolving Credit Termination Date;

               (v) Borrowers' Representative may not select an Interest Period with respect to any portion of principal of a Loan which extends beyond a date on which any Borrower is required to make a scheduled payment of such portion of principal; and

               (vi) There shall be no more than six (6) Interest Periods in effect at any one time for any Libor Rate Loans.

     Notwithstanding the foregoing, Borrowers' Representative shall be entitled to select an Interest Period of less than one (1) month in the event it wishes to combine one or more Libor Rate Loans into a single Interest Period.

     If Borrowers' Representative fails to specify an Interest Period in any Notice of Borrowing, Borrowers' Representative shall be deemed to have selected a one (1) month Libor Rate Loan; provided that if Borrowers' Representative subsequently provides Agent with a new Notice of Borrowing properly specifying an Interest Period for a Base Rate Loan, such Libor Rate Loan shall be converted into a Base Rate Loan in accordance with the requirements for a continuation/conversion under Section 2.6 (c) and subject to the provisions of
Section 2.14.

          (b) Determination of Interest Rate. As soon as practicable on the second Business Day prior to the first day of each Interest Period (the "Interest Rate Determination Date"), the Agent shall determine (pursuant to the procedures set forth in the definition of "Libor Rate" in the case of a Libor Rate Loan) the interest rate which shall apply to the Libor Rate Loans for which an interest rate is then being determined for the applicable Interest Period and shall promptly give notice thereof (in writing or by telephone confirmed in writing) to the Borrowers' Representative and to each Lender. The Agent's determination shall be presumed to be correct, absent manifest error, and shall be binding upon each Borrower. Any failure by any Lender to take into account the Libor Rate Reserve Percentage when calculating interest due on Libor Rate Loans shall not constitute, whether by course of dealing or otherwise, a waiver by such Lender of its right to collect such amount for any future period.

          (c) Conversion/Continuation of Loans.

               (i) Subject to the provisions of Sections 2.12 and 2.13, Borrowers' Representative shall have the option (A) to convert at any time all or any part of outstanding Base Rate Loans to Libor Rate Loans or (B) to convert all or any part of outstanding Libor Rate Loans having Interest Periods which expire on the same date to Base Rate Loans on such expiration date; or (C) to continue all or any part of outstanding Libor Rate Loans having Interest Periods which expire on the same date as Libor Rate Loans, and the succeeding Interest Period of such continued Loans shall commence on such expiration date; provided, however, no such outstanding Loan may be continued as, or be converted into, a Libor Rate Loan (i) if the continuation of, or the conversion into, would violate any of the provisions of Section 2.12 or 2.13 or (ii) if a Default or Event of Default would occur as a result thereof or has occurred and is continuing. Any conversion into or continuation of Libor Rate Loans under this
Section 2.6(c) shall be in a minimum amount of $1,000,000 and in integral multiples of $100,000 in excess of that amount, except in the case of a conversion into or a continuation of an entire Borrowing of Non Pro Rata Loans.

               (ii) To convert or continue a Loan, Borrowers' Representative shall deliver a Notice of Continuation/Conversion substantially in the form of Exhibit E to Agent no later than 10:00 A.M. (New York City time) at least three
(3) Business Days in advance of the proposed continuation/conversion date in the case of a conversion to, or a continuation of, Libor Rate Loans or at least one
(1) Business Day in advance of the proposed continuation/conversion date in the case of a conversion to a Base Rate Loan. A Notice of Continuation/Conversion shall specify (A) the proposed continuation/conversion date (which shall be a Business Day), (B) the principal amount of the Loans to be continued/converted,
(C) whether such Loan shall be converted and/or continued, (D) in the case of a continuation of, or conversion to, a Libor Rate Loan, the requested Interest Period, (E) that the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such Notice of Continuation/Conversion, (F) that no Default or Event of Default has occurred and is continuing or would result from the proposed continuation/conversion; and
(G) a statement as to whether the Borrowers have met and maintained the Preferred Interest Rate Standard and if so for what period of time.

     Promptly after receipt of a Notice of Conversion/Continuation the Agent shall notify each Lender by facsimile transmission of the proposed conversion/continuation. Except as otherwise provided in Sections 2.12 and 2.13, a Notice of Continuation/Conversion shall be irrevocable on and after the related Interest Rate Determination Date, and Borrowers shall be bound to effect a continuation and/or conversion (as applicable) in accordance therewith.

     If Borrowers' Representative fails to give a valid Notice of Continuation/Conversion in respect of any portion of a Libor Rate Loan which is not repaid in accordance with the terms hereof at the end of the relevant Interest Period, such portion shall be converted automatically into a one (1) month Libor Rate Loan; provided that if Borrowers' Representative subsequently gives a valid Notice of Continuation/Conversion in respect of such Libor Rate Loan, it shall be converted into a Base Rate Loan in accordance with the requirements for a continuation/conversion under this Section 2.6, subject to
Section 2.14.

     2.7. Optional Prepayments; Mandatory Repayments.

          (a) Borrowers may, at their option, prepay any Libor Rate Loans on the last day of the applicable Interest Period, in whole or in part, without premium or penalty, upon at least three Business Days' prior written notice to Agent, specifying the amount of prepayment. Base Rate Loans may be prepaid on one Business Days' prior written notice to Agent. Each notice of prepayment pursuant to this clause (a) shall be irrevocable and the payment amount specified in such notice shall be due and payable on the date specified, together with accrued interest to such date on the Loans and all amounts (if any) payable pursuant to
Section 2.14. Partial prepayments of the Loans pursuant to this clause (a) shall be in an aggregate principal amount of $100,000 or an integral multiple thereof.

          (b) The Loans shall be subject to certain mandatory repricing pursuant to and upon the occurrence of the events described in the provisions of Sections
2.12 and 2.13.

          (c) Subject to the application of the provisions of Section 2.9, Borrowers' Representative may designate the application of any prepayments to be applied to principal on the Loans to the Libor Rate Loans, and/or Base Rate Loans, as it may select, provided that if Borrowers' Representative does not designate such application, such prepayments shall be applied (i) first to outstanding Base Rate Loans, and (ii) second to outstanding Libor Rate Loans.

     2.8. Computation of Interest and Fees. Interest, fees and other amounts calculated on the basis of a rate per annum shall be computed on the basis of a 360-day year for the actual number of days elapsed. In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment or the expiration date of an Interest Period, as the case may be, shall be excluded; provided, however, if a Loan is repaid on the same day on which it is made, one (1) day's interest shall be paid on such Loan.

     2.9. Payments.

          (a) Manner and Time of Payment. All payments of principal of and interest on the Loans and Reimbursement Obligations and other Obligations (including, without limitation, fees and expenses) which are payable to the Agent, the Lenders or any Issuing Bank shall be made without condition or reservation of right, in immediately available funds, delivered to the Agent (or, in the case of Reimbursement Obligations, to the pertinent Issuing Bank) not later than 1:00 p.m. (New York time) on the date and at the place due, to such account of the Agent (or such Issuing Bank) as it may designate, for the account of the Agent, the Lenders or such Issuing Bank, as the case may be; and funds received by the Agent, including, without limitation, funds in respect of any Loans to be made on that date, not later than 1:00 p.m. (New York time) on any given Business Day shall be credited against payment to be made that day and, for purposes of calculation of interest, funds received by the Agent after that time shall be deemed to have been paid on the next succeeding Business Day. Payments actually received by the Agent for the account of the Lenders or the Issuing Banks, or any of them, not later than 1:00 p.m. (New York time) on a Business Day shall be forwarded to such Lenders or Issuing Banks by the Agent on the day of receipt. Payments received after 1:00 p.m. (New York time) shall be forwarded to such parties not later than the next Business Day.

          (b) Apportionment of Payments.

               (i) Subject to the provisions of Section 2.9(b)(v) and Section 2.9(b)(vi), all payments of principal and interest in respect of outstanding Loans, all payments in respect of Reimbursement Obligations, all payments of fees and all other payments in respect of any other Obligations, shall be allocated among such of the Lenders and Issuing Banks as are entitled thereto, in proportion to their respective Pro Rata Shares or otherwise as provided herein. Subject to the provisions of Section 2.9(b)(ii), all such payments and any other amounts received by the Agent from or for the benefit of the Borrowers shall be applied in the following order:

                    (A) to pay principal of and interest on any portion of the Loans which the Agent may have advanced on behalf of any Lender for which the Agent has not then been reimbursed by such Lender or any Borrower;

                    (B) to pay all other Obligations then due and payable; and

                    (C) as the Borrowers' Representative so designates.

Unless otherwise designated by the Borrowers' Representative, all principal payments in respect of Loans shall be applied first, to repay outstanding Base Rate Loans, and then to repay outstanding Libor Rate Loans with those Libor Rate Loans which have earlier expiring Libor Rate Interest Periods being repaid prior to those which have later expiring Libor Rate Interest Periods.

               (ii) After the occurrence of an Event of Default and while the same is continuing, the Agent shall apply all payments in respect of any Obligations in the following order:

                    (A) first, to pay principal of and interest on any portion of the Loans which the Agent may have advanced on behalf of any Lender for which the Agent has not then been reimbursed by such Lender or any Borrower;

                    (B) second, to pay Obligations in respect of any reasonable fees, expense reimbursements or indemnities then due to the Agent;

                    (C) third, to pay Obligations in respect of any fees, expenses reimbursements or indemnities then due to the Lenders and the Issuing Banks;

                    (D) fourth, to pay principal of and interest on Letter of Credit Obligations (or, to the extent such Obligations are contingent, deposited with the Agent to provide cash collateral in respect of such Obligations which cash collateral shall be released and applied in accordance with the provisions of this Section 2.9(b) in the event such Letter of Credit shall expire undrawn upon);

                    (E) fifth, to the ratable payment of interest due in respect of Loans;

                    (F) sixth, to the ratable payment or prepayment of principal outstanding on Loans; and

                    (G)   seventh,   to  the   ratable   payment  of  all  other
Obligations.

     The order of priority set forth in this Section 2.9(b)(ii) and the related provisions of this Agreement are set forth solely to determine the rights and priorities of the Agent, the Lenders, the Issuing Banks and other Holders as among themselves; provided, however, if such application is other than in accordance with the express designation of Borrowers' Representative, Agent shall give prompt notice thereof to Borrowers' Representative. The order of priority set forth in clauses (C) through (G) of this Section 2.9(b)(ii) may at any time and from time to time be changed by the Requisite Lenders without necessity consent of or approval by any Borrower (but with notice to the Borrower's Representative), and Holder which is not a Lender, or any other Person. The order of priority set forth in clauses (A) and (B) of this Section 2.9(b)(ii) may be changed only with the prior written consent of the Agent.

               (iii) The Agent, in its sole discretion subject only to the terms of this Section 2.9(b)(iii), may pay from the proceeds of Loans made to any Borrower hereunder if made pursuant to a deemed request as provided in this
Section 2.9(b)(iii), all amounts payable by any Borrower hereunder, including, without limitation, amounts payable with respect to payments of principal, interest, Reimbursement Obligations and fees and all reimbursements for expenses pursuant to Section 10.12 in any case, after the occurrence and during the continuance of an Event of Default with respect to nonpayment of such amounts. Each Borrower hereby irrevocably authorizes the Lenders to make Loans, which Loans shall be Base Rate Loans, in each case, upon notice from the Agent as described in the following sentence for the purpose of paying principal, interest, Reimbursement Obligations and fees due from any Borrower, reimbursing expenses pursuant to Section 10.12 and paying any and all other amounts due and payable by any Borrower hereunder, under the Notes or under any other Loan Document, from and after the occurrence and during the continuance of an Event of Default with respect to nonpayment of such amounts, and agrees that all such Loans so made shall be deemed to have been requested by it pursuant to Section
2.1 as of the date of the aforementioned notice. The Agent shall request Loans on behalf of the Borrowers as described in the preceding sentence by notifying the Lenders by facsimile transmission or other similar form of transmission (which notice the Agent shall thereafter promptly transmit to the Borrowers' Representative), of the amount and Funding Date of the proposed Borrowing and that such Borrowing is being requested on the Borrowers' behalf pursuant to this
Section 2.9(b)(iii). On the proposed Funding Date, the Lenders shall make the requested Loans in accordance with the procedures and subject to the conditions specified in Section 2.1. Any Loans made under this Section 2.9(b)(iii) shall cure the Event of Default for which such Loans were advanced to the extent such Event of Default can be cured by the payment of money and the making of such a Loan does not create a Default or Event of Default.

               (iv) Subject to Section 2.9(b)(v), the Agent shall promptly distribute to each Lender and Issuing Bank at its primary address set forth on the appropriate signature page hereof or the signature page to the Assignment and Acceptance by which it became a Lender or Issuing Bank, or at such other address as a Lender, an Issuing Bank or other Holder may request in writing, such funds as such Person may be entitled to receive, subject to the provisions of Section 9; provided that the Agent shall under no circumstances be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Holder and may suspend all payments or seek appropriate relief (including, without limitation, instructions from the Requisite Lenders or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby.

               (v) In the event that any Lender fails to fund its Pro Rata Share of any Loan requested by any Borrower (hereinafter referred to as a "Non Pro Rata Loan"), the proceeds of all amounts thereafter repaid to the Agent by the Borrowers and otherwise required to be applied to such Defaulting Lender's share of all other Obligations pursuant to the terms of this Agreement, shall be advanced to the non-defaulting Lenders on a pro rata basis in respect of any Non Pro Rata Loan made by them. If there are no outstanding Non Pro Rata Loans such amounts shall be credited by the Agent as a payment from the Borrowers and readvanced to the Borrowers if a Notice of Borrowing is outstanding and partially unfunded to cure, in full or in part, such failure by the Defaulting Lender. Notwithstanding anything in this Agreement to the contrary:

                    (A) the foregoing provisions of this Section 2.9(b)(v) shall apply only with respect to the proceeds of payments of Obligations and shall not affect the conversion or continuation of Loans pursuant to Section 2.6(c);

                    (B) a Lender shall be deemed to have cured its failure to fund its Pro Rata Share of any Loan at such time as an amount equal to such Lender's original Pro Rata Share of the requested principal portion of such Loan is fully funded to the Borrower, whether made by such Lender itself or by operation of the terms of this Section 2.9(b)(v), and whether or not the Non Pro Rata Loan with respect thereto has been repaid, converted or continued;

                    (C) amounts advanced to any Borrower to cure, in full or in part, any such Lender's failure to fund its Pro Rata Share of any Loan ("Cure Loans") shall, at the election of Borrowers' Representative (made on the dates such amounts are advanced pursuant to this Section 2.9(b)(v), either bear interest at the Base Rate or shall be Libor Rate Loans with Interest Periods of either one (1), three (3) or six (6) months in effect from time to time, and for all other purposes of this Agreement shall be treated as if they were Base Rate Loans or Libor Rate Loans; and

                    (D)  regardless  of whether  or not an Event of Default  has occurred or is continuing, and notwithstanding the instructions of the Borrowers' Representative as to its desired application, all repayments of principal which, in accordance with the other terms of this Section 2.9, would be applied to the outstanding Base Rate Loans shall be applied first, ratably to all Base Rate Loans constituting Non Pro Rata Loans, second, ratably to Base Rate Loans other than those constituting Non Pro Rata Loans or Cure Loans and, third, ratably to Base Rate Loans constituting Cure Loans.

                    (E) any Defaulting Lender shall not receive any additional compensation from any Borrower under Sections 2.11, 2.12 or 2.13.

               (vi) In the case of a Defaulting Lender or in the event a Lender (a "Designated Lender") shall have requested additional compensation from any Borrower under Sections 2.11, 2.12 or 2.13, the Borrowers' Representative may, at its sole election, (a) make written demand on such Defaulting Lender or Designated Lender (with a copy to the Agent) for the Defaulting Lender or Designated Lender to assign, and such Defaulting Lender or Designated Lender shall assign pursuant to one or more duly executed Assignment and Acceptances to one or more Eligible Assignees which the Borrowers' Representative shall have identified for such purpose, all of such Defaulting Lender's or Designated Lender's rights and obligations under this Agreement and the Notes (including, without limitation, its Revolving Credit Commitment, all Loans owing to it, and all of its participation interests in Letters of Credit) in accordance with
Section 10.1; provided such Eligible Assignee has agreed to accept such an assignment or (b) repay all Loans owing to the Defaulting Lender or Designated Lender together with interest accrued with respect thereto the date of such repayment and all fees and other charges accrued or payable under the terms of this Agreement for the benefit of the Defaulting Lender or Designated Lender to the date of such repayment and remit to the Agent to be held as cash collateral an amount equal to the participation interest of the Defaulting Lender or Designated Lender in Letters of Credit. Any such repayment and remittance shall be for the sole credit of the Defaulting Lender or Designated Lender and not for any other Lender. All reasonable expenses incurred by the Agent in connection with the foregoing shall be for the sole account of the Borrowers and shall constitute Obligations hereunder. In no event shall Borrowers' Representative's election under the provisions of this Section 2.9(b)(vi) affect any Borrower's obligation to pay the additional compensation required under either Sections 2.11, 2.12 or Section 2.13.

          (c) Payments on Non-Business Days. Whenever any payment to be made by any Borrower hereunder or under the Notes is stated to be due on a day which is not a Business Day, the payment shall instead be due on the next succeeding Business Day (or, as set forth in Section 2.5(b), the next preceding Business
Day), and any such extension of time shall be included in the computation of the payment of interest and fees hereunder.

     2.10. Use of Proceeds and Letters of Credit Except for any amounts advanced by Agent under Section 2.9(b)(iii), the proceeds of the Loans and the Letters of Credit issued for the account of any Borrower hereunder shall be used directly (or indirectly in the case of Letters of Credit) only (i) to refinance existing indebtedness (ii) to provide financing for the acquisition, renovation, expansion, construction and improvement of income-producing properties; and
(iii) for general working capital purposes.

     2.11. Increased Costs.

          (a) If any change in existing law or future applicable law, which expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Lender by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

               (i) subject such Lender to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Agreement, the Loan Documents, Revolving Credit Commitment or the Loans (other than Excluded Taxes); or

               (ii) (materially change the basis of taxation (except for changes in taxes on income or profits) of payments to such Lender of the principal of or the interest on any Loans or any other amounts payable to such Lender under this Agreement or the other Loan Documents; or

               (iii) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or commitments of such Lender; or

               (iv) impose on any party any other conditions or requirements with respect to this Agreement, the Loan Documents, the Loans, the Revolving Credit Commitment, or any class of loans or commitments of which any of the Loans or the Revolving Credit Commitment forms a part;

and the result of any of the foregoing is:

                    (A) to increase the cost to such Lender of making, funding, issuing, renewing, extending or maintaining any of the Loans or its Pro Rata Share thereof; or

                    (B) to reduce the amount of principal, interest or other amount payable to such Lender hereunder on account of its Pro Rata Share of any of the Loans; or

                    (C) to require such Lender to make any payment or to forgo any interest or other sum payable hereunder, the amount of which payment or foregone interest or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Lender from the Borrowers hereunder, then, and in each such case, the Borrowers will, within thirty (30) days after demand made by such Lender at any time and from time to time and as often as the occasion therefor may arise, pay to such Lender, such additional amounts as such Lender shall determine in good faith will be sufficient to compensate such Lender for such additional cost, reduction, payment or foregone interest or other sum. It is agreed that such Lender shall make a reasonable allocation of additional costs, reductions, payments or foregone interest amounts or other sums among its Loans made hereunder and loans to other borrowers affected thereby; shall treat the Borrowers hereunder in a manner substantially the same as its treatment of its other customers under other loan facilities affected thereby and shall notify Borrowers' Representative and Agent of any such event as soon as reasonably possible after such Lender's discovery thereof.

               (b) If any change in existing law or future law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) or the interpretation thereof by a court or governmental authority with appropriate jurisdiction affects the amount of capital required or expected to be maintained by banks or bank holding companies and as a result thereof a Lender determines in good faith that the amount of capital required to be maintained by it must be increased as a result of the Loans made or deemed to be made pursuant hereto, then such Lender shall notify the Borrowers' Representative of such fact as soon as reasonably possible after the discovery thereof, and the Borrowers' Representative shall pay to such Lender from time to time within 30 days after written demand, as an additional fee payable hereunder, such amount as such Lender shall determine in good faith and certify in a notice to the Borrowers' Representative to be an amount that will adequately compensate such Lender in light of these circumstances for its increased costs of maintaining such capital.

     2.12. Change in Law Rendering Libor Rate Loans Unlawful. Notwithstanding anything to the contrary herein contained, in the event that any Requirements of Law or any change in any existing Requirements of Law or in the interpretation thereof by any Governmental Authority charged with the administration thereof, in any case adopted, issued or effective after the date hereof, shall make it unlawful for any Lender to fund any portion of the Libor Rate Loans, or to give effect to its obligations as contemplated hereby with respect to its making Libor Rate Loans Agent shall, upon the happening of such event, notify Borrowers' Representative thereof in writing stating the reason therefor and the effective date of such event, and upon the effectiveness of any such event the obligation of such Lender to make or maintain its Libor Rate Loans to any Borrower shall forthwith be suspended for the duration of such illegality and during such illegality such Lender shall, upon payment of any amounts owing under Section 2.14 with respect to such conversion, convert its share of the Libor Rate Loans to (upon effectiveness of any such event and during the continuance of such event) Base Rate Loans. If and when such illegality with respect thereto ceases to exist, such suspension shall cease and Agent shall notify Borrowers' Representative that the Base Rate Loan into which such share of the Libor Rate Loans was converted pursuant to this Section 2.12 was converted to a Libor Rate Loan, respectively, on the first day of the next succeeding Interest Period.

     2.13. Libor Rate Availability. In the event, and on each occasion, that on the Business Day two Business Days prior to the commencement of any Interest Period for the Libor Rate Loans, Agent shall have determined in good faith (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrowers) that U.S. Dollar deposits in the amount of the principal amount of the Libor Rate Loans which is to have such Interest Period are not generally available in the London interbank market, or that the rate at which such U.S. Dollar deposits are being offered will not accurately reflect the cost to any Lender making or funding such principal amount of such Libor Rate Loans during such Interest Period, or that reasonable means do not exist for ascertaining the Libor Rate, Agent shall, as soon as practicable thereafter, give written or telephonic notice of such determination to Borrowers' Representative and (i) such principal amount of such Libor Rate Loans shall automatically be converted, as of the last day of the Interest Period during which such determination is made, to Base Rate Loans and (ii) any request by Borrowers' Representative for such Libor Rate Loans pursuant to Section 2.4 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Agent to Borrowers' Representative) be deemed a request for the making of Base Rate Loans. If at any time Agent shall have determined in good faith (which determination shall, in the absence of manifest error, be conclusive and binding upon Borrowers) that any contingency has occurred which adversely affects the London interbank market or that any Requirement of Law or any change in any existing Requirement of Law or in the interpretation thereof, in any case adopted, issued or effective after the date hereof, or other circumstance affecting any Lender or the London interbank market makes the funding of the Libor Rate Loans impracticable, Agent shall, as soon as practicable thereafter, give written or telephonic notice of such determination to Borrowers' Representative and (i) the Libor Rate Loans shall automatically be converted, as of the last day of each Interest Period during which such determination is made and in each case in respect of the principal amount of the Libor Rate Loans having an Interest Period ending on such date, to Base Rate Loans and (ii) any request by Borrowers' Representative for the Libor Rate Loans pursuant to Section 2.4 hereof shall thereupon, and until the circumstances giving rise to such notice no longer exist (as notified by Agent to Borrowers' Representative), be deemed a request for the making of Base Rate Loans. Upon such circumstances no longer existing, Borrowers' Representative may thereafter request Libor Rate Loans in accordance with the terms hereof.

     2.14. Indemnities. Each Borrower hereby jointly and severally agrees to indemnify Agent and each Lender and each Issuing Bank on demand against any actual loss or expense (including but not limited to any loss or expense sustained or incurred in liquidating or employing or redeploying deposits from third parties acquired to effect or maintain any Loan or any portion thereof other than loss of profit or margin) and reasonable administrative costs which any Lender or its branch or Affiliate may sustain or incur as a consequence of
(i) any default in payment or prepayment of the principal amount of any Loan or any portion thereof or interest accrued thereon, as and when due and payable (at the due date thereof, by irrevocable notice of payment or prepayment, or otherwise), (ii) the effect of the occurrence of any Event of Default upon any Loan, (iii) the payment or prepayment of any principal amount of any Loan or the conversion of any portion of any Libor Rate Loan to Base Rate Loans on any day other than the last day of an Interest Period or the payment of any interest on such Loan, or portion thereof, on a day other than an Interest Payment Date for the Loan or (iv) any failure of any Borrower to accept or make a Borrowing of the Loans or continue or convert a Loan after delivery of a notice requesting a Loan under Section 2.4 or, as the case may be, a notice requesting a continuation or conversion under Section 2.6(c) or any failure by any Borrower to satisfy any of the conditions precedent to the making of Loans hereunder after it has requested the borrowing thereof (other than any such conditions that are waived in accordance with the provisions hereof). The determination of Agent of any amount payable under this Section 2.14 shall, in the absence of manifest error, be conclusive and binding upon each Borrower.

     2.15. Fees

          (a) Standby Fee. The Borrowers' Representative shall pay to the Agent, for the account of the Lenders based on their respective Pro Rata Shares, a fee (the "Standby Fee"), on the daily amount by which the Revolving Credit
Commitment exceeds the Outstanding Amount for the period commencing on the Closing Date and ending on the Revolving Credit Termination Date, such fee being payable quarterly, in arrears, commencing on the first day of the calendar quarter next succeeding the Closing Date. If the Outstanding Amount exceeds 50% of the Revolving Credit Commitments the Standby Fee shall be fifteen (15) basis points (.15%) per annum on the daily unused portion of the Revolving Credit Commitments. If the Outstanding Amount is equal to or less than 50% of the Revolving Credit Commitments, the Standby Fee shall be twenty five (25) basis points (.25%) per annum of the daily unused portion of the Revolving Credit Commitments. Notwithstanding the foregoing, in the event that any Lender fails to fund its Pro Rata Share of any Loan requested by any Borrower which such Lender is obligated to fund under the terms of this Agreement, (A) such Lender shall not be entitled to any Standby Fees with respect to its Revolving Credit Commitment until such failure has been cured in accordance with Section 2.9(b)(v)(B) and (B) until such time, the Standby Fee shall accrue in favor of the Lenders which have funded their respective Pro Rata Shares of such requested Loan, shall be allocated among such performing Lenders ratably based upon their relative Revolving Credit Commitments, and shall be calculated based upon the average amount by which the aggregate Revolving Credit Commitments of such performing Lenders exceeds the sum of (I) the outstanding principal amount of the Loans owing to such performing Lenders, plus (II) the outstanding Reimbursement Obligations owing to such performing Lenders, plus (III) the aggregate participation interests of such performing Lenders arising pursuant to
Section 3.1(e) with respect to undrawn and outstanding Letters of Credit. The Standby Fee shall be calculated on the basis of the actual number of days elapsed in a 360-day year.

          (b) Letter of Credit Fee. In addition to any charges paid  pursuant to
Section 3.1(g), the Borrowers' Representative shall pay to the Agent, for the account of the Lenders based on their respective Pro Rata Shares, a fee for each Letter of Credit (the "Letter of Credit Fee") accruing at a per annum rate equal to the Applicable Libor Margin multiplied by the undrawn face amount of each outstanding Letter of Credit and payable quarterly, in arrears, on the first day of each calendar quarter after such Letter of Credit is issued, provided, however, upon the occurrence of an Event of Default and for so long thereafter as such Event of Default shall be continuing, the rate at which the Letter of Credit Fee shall accrue and be payable shall be equal to the Default Rate.

          (c) Structuring Fee. Borrowers jointly and severally agree to pay to the Agent a structuring fee (the "Structuring Fee") as set forth in that certain letter agreement dated as of the date hereof between the Borrowers' Representative and the Agent.

          (d) Upfront Fee. The Borrower's Representative shall pay to the Agent, on or before the date hereof for the account of the Lenders based on their respective Pro Rata Shares, a fee (the "Upfront Fee") equal to one-half of one percent (.5%) of the Revolving Credit Commitments.

          (e) Extension Fee. Upon the extension of the Revolving Credit Termination Date, as provided in Section 2.1(c), Borrowers' Representative agrees to pay Agent on or before the date specified in Section 2.1(c) for the account of Lenders based on their respective Pro Rata Shares, an extension fee (the "Extension Fee") equal to one-quarter of one percent (0.25%) of the Revolving Credit Commitments.

          (f) Calculation and Payment of Fees. All such fees shall be payable in addition to, and not in lieu of, interest, expense reimbursements, indemnification and other Obligations. Fees shall be payable to the Agent in immediately available funds. All fees shall be fully earned and nonrefundable when paid. All fees specified or referred to in this Agreement due to the Agent, any Issuing Bank or any Lender, including, without limitation, those referred to in this Section 2.15, shall bear interest at the interest rate specified in
Section 2.5(c) upon the occurrence and during the continuance of an Event of Default with respect to the nonpayment thereof and shall constitute Obligations.

     2.16. Usury. All agreements between Borrower, each Guarantor and each Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced hereby or otherwise, shall the amount paid or agreed to be paid to any Lender for the use of the forbearance of the indebtedness evidenced hereby exceed the maximum permissible under applicable law. As used herein, the term "applicable law" shall mean the law in effect as of the date hereof, provided however, that in the event there is a change in the law which results in a higher permissible rate of interest, then the Notes shall be governed by such new law as of its effective date. In this regard, it is expressly agreed that it is the intent of each Borrower and each Lender in the execution, delivery and acceptance of the Notes to contract in strict compliance with the laws of the State of New York from time to time in effect. If, under or from any circumstances whatsoever, fulfillment of any provision hereof or of any of the Loan Documents at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by applicable law, then the obligation to be fulfilled shall automatically be reduced to the limit of such validity, and if under or from any circumstances whatsoever any Lender should ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the principal debt balance evidenced hereby and not to the payment of interest. This provision shall control every other provision of all agreements between each Borrower, each Guarantor and each Lender.

     2.17. Eligible Properties.

          (A) "Eligible Property" means real estate which is and continues to be at all times:

               (i) wholly owned and operated by a Borrower or Guarantor pursuant to a Fee Interest or Financeable Ground Lease; and

               (ii) unencumbered except for Customary Permitted Liens;

               (iii) leased pursuant to an Approved Lease to an Approved Tenant;

               (iv) not used for the following purposes: restaurants, hotels, movie theaters, parking facilities (except for on-site parking made available to tenants and visitors of the Property), car dealerships, gambling enterprises, convenience stores or gas stations or any other purpose which is not acceptable to the Requisite Lenders; it being acknowledged and agreed by the Requisite Lenders that the following uses shall be permitted uses hereunder: office, retail, industrial, warehouse, distribution, research and development or data processing; and

          (B) In addition, no Property shall qualify or continue to qualify as an Eligible Property unless the following are true, correct and accurate in all material respects:

               (i) Ownership and Condition of Eligible Property; Liens.

          (a) Title. The Borrower or Guarantor owning or operating an Eligible Property has good record, marketable and indefeasible title in such Eligible Property pursuant to a Fee Interest or Financeable Ground Lease. Such title shall be free and clear of all Liens and other matters affecting title except for Customary Permitted Liens.

          (b) Leases. Each of the Approved Leases and each Financeable Ground Lease is in full force and effect and is a legally valid and binding obligation of the Borrower or Guarantor who owns or ground leases the Eligible Property and the other parties thereto. None of the Approved Leases or any Financeable Ground Lease has been amended, modified or terminated, nor has there been any material change in or waiver of any obligation contained in any such Approved Lease or Financeable Ground Lease nor any set-off or counterclaim asserted by any tenant (or landlord) that in any such case could result in a MAC. Such Borrower or Guarantor has not mortgaged, pledged or otherwise encumbered any of the Approved Leases or any Financeable Ground Lease or its right to obtain rental, interest or other payments under any Approved Lease. Rent has not been collected more than 30 days in advance (except for security deposits in an amount not in excess of one month's installment of rent). No material default beyond any applicable grace period or notice of termination under any Approved Lease or Financeable Ground Lease is outstanding. Such Borrower or Guarantor has performed all of its material repair and maintenance obligations (if any) and each tenant under each Approved Lease and each ground lessor under any Financeable Ground Lease has performed all of its material repair, maintenance or other obligations.

          (c) Off-Site Utilities. All water, sewer, electric, gas, telephone and other utilities are available to be installed or installed to the property lines of such Eligible Property and, except in the case of drainage facilities, are connected to the Buildings located thereon with valid permits and are adequate to service the Buildings in material compliance with applicable law; and the Buildings are properly and legally connected directly to, and served exclusively by, public water and sewer systems.

          (d) Access; Etc. The streets abutting such Eligible Property are public roads, to which the Eligible Property has direct access by trucks and other motor vehicles and by foot, or are private ways (with direct access by trucks and other motor vehicles and by foot to public roads) to which the Eligible Property has direct access without charge or liability for maintenance or repair except as required in connection with the payment of association or owner's fees pursuant to recorded instruments

          (e) Independent Buildings. The Buildings are fully independent in all respects from any other buildings or improvements not located on the Eligible Property including, without limitation, in respect of structural integrity, heating, ventilating and air conditioning, plumbing, mechanical and other operating and mechanical systems, all of which are connected directly to off-site utilities located in recorded easements or public streets or ways. The Buildings are located on lots which are separately assessed for purposes of real estate tax assessment and payment. The Buildings, all Building Service Equipment and all paved or landscaped areas related to or used in connection with the Buildings are located wholly within the perimeter lines of the lot or lots on which the Eligible Properties are located except any real property covered by any easement benefiting the Eligible Property.

          (f) Condition of Building; No Asbestos. There are no material defects in the roof, foundation, structural elements and masonry walls of the Buildings or their heating, ventilating and air conditioning, electrical, sprinkler, plumbing or other mechanical systems or their Building Service Equipment; the Buildings are fully sprinklered; and no friable asbestos is located in or on the Buildings.

          (g) Building Compliance with Law; Permits. The Buildings as presently constructed and used do not materially violate any applicable federal or state law or governmental regulation, or any local ordinance, order or regulation, including but not limited to laws, regulations, or ordinances relating to zoning, building use and occupancy, subdivision control, fire protection, health and sanitation; zoning laws permit use of the Buildings for their current use; there is a sufficient number of parking spaces on the lot or lots on which the Eligible Property is located or on any real property covered by any easement benefiting the Eligible Property or to permit the Buildings to be used under the zoning laws for their current use; and all private ways providing access to the Eligible Property are zoned in a manner which will permit access to the Buildings over such ways by trucks and other commercial and industrial vehicles. All permits (collectively, the "Permits") required for the operation and maintenance of the Property, including without limitation, building permits, curb-cut permits, water connection permits, sewer extension or connection permits and other permits (if any) required under the Federal Clean Air Act, as amended, the Federal Clean Water Act, as amended (including, without limitation a so-called "404 Permit"), and by state law or regulations consistent with the requirements of said Acts, have been validly issued by the appropriate Governmental Authority and are now in full force and effect.

          (h) No Required Real Property Consents, Permits, Etc. All Permits, utility installations and connections (including, without limitation, drainage facilities, curb cuts and street openings), and private consents required for the maintenance, operation, servicing and use of any Eligible Property for its current use have been granted, effected, or performed and completed (as the case may be) and any fees or charges therefor have been fully paid.

          (i) Suits; Judgments. There are no outstanding notices, suits, orders, decrees or judgments relating to zoning, building use and occupancy, subdivision control, fire protection, health, sanitation, or other violations affecting, against, or with respect to, any Eligible Property or any part thereof.

          (j) Insurance. No notices from any insurer or its agent requiring performance of any work with respect to any Eligible Property have been issued.

          (k) Real Property Taxes; Special Assessments. There are no unpaid or outstanding real estate or other taxes or assessments on or against any Eligible Property or any part thereof (except only real estate taxes not yet due and payable). There are no betterment assessments or other special assessments presently pending with respect to any portion of any Eligible Property and no Borrower or Guarantor has received any notice of any such special assessment being contemplated.

          (l) Historic Status. No Building is a historic structure or landmark, and no Eligible Property is within any historic district pursuant to any federal, state or local law or governmental regulations.

          (m) Eminent Domain. There are no pending eminent domain proceedings against the Eligible Property or any part thereof, and no such proceedings are presently threatened or contemplated by any taking authority.

          (n) Compliance with Environmental Laws. Each tenant is in compliance with all applicable statutes, laws, rules, regulations and orders of all Governmental Authorities relating to environmental protection, pollution control and Hazardous Materials and with respect to the conduct of its business and the ownership of its properties, except for such noncompliance which would not result in imposition of Liens, fines, penalties, injunctive relief or other civil or criminal liabilities or which, in the aggregate, could not have a MAC.

          (o) Pollution; Hazardous Materials. Each Borrower or Guarantor who owns such Eligible Property has made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to such Eligible Property as is necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Eligible Property. There are no Hazardous Materials present in the air, soil, surface water or groundwater at such Eligible Property and no Hazardous Materials (except (i) Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Eligible Property, including, without limitation, petroleum used for heating oil and (ii) Hazardous Materials that are not reasonably likely to result in a MAC in respect of such Eligible Property and which are used in the operation of such Eligible Property).

          (C) Eligible Property Designation. In order to achieve or maintain the Preferred Interest Rate Standard any Borrower or Guarantor may submit to Lender from time to time a Certificate of Eligible Properties and Preferred Interest
Rate Calculation identifying one or more Properties that such Borrower or Guarantor represents qualifies under the terms of this Agreement to be an Eligible Property.

          (D) Guaranties. In the event a Property is submitted as an Eligible Property that is not owned by a Borrower or existing Guarantor, such Property shall only qualify as an Eligible Property pursuant to this Section 2.17 if a Guaranty has been executed by the owner of such Eligible Property and delivered to the Agent.

          (E)   Approved   Eligible   Properties.   Subject  to  the   continued
requirements of Sections 2.17(a) and (b), the Properties identified on Schedule 1 hereto are hereby designated as Eligible Properties as of the Closing Date.

     2.18. Addition or Withdrawal of Eligible Property. Borrowers' Representative shall have the ability to add or withdraw any Eligible Property from the terms of this Agreement at any time upon written notice to the Agent accompanied by an updated Certificate of Eligible Properties and Preferred Interest Rate Calculation. Any Eligible Property that is no longer listed on such certificate or that Agent reasonably determines does not meet the requirements of an Eligible Property shall no longer be considered in determining whether the Preferred Interest Rate Standard has been met. Any owner of a withdrawn Eligible Property that was a Guarantor under the Facility shall be released from its Guaranty with respect to such withdrawn Eligible Property.

     2.19. Exclusion of Eligible Properties. If any Eligible Property fails to meet all of the requirements of Sections 2.17(a) and (b) at any time, then such Eligible Property shall no longer constitute an Eligible Property for the purposes of determining whether Borrowers qualify for the Preferred Interest Rate Standard. Within two (2) Business Days after an Eligible Property fails to meet all of the requirements of Section 2.17(a) or (b), the Borrowers' Representative shall (i) notify the Agent of the date on which such event occurred and the reason why such Property no longer qualifies as an Eligible Property; and (ii) submit an updated Certificate of Eligible Property and Preferred Interest Rate Calculation to the Agent.

     SECTION 3. LETTERS OF CREDIT
                -----------------

     3.1. Letters of Credit. Subject to the terms and conditions set forth in this Agreement, each Issuing Bank hereby severally agrees to issue for the account of any Borrower one or more Letters of Credit having an aggregate undrawn face amount of up to $10,000,000, subject to the following provisions:

          (a) Types and Amounts. An Issuing Bank shall not have any obligation to issue, amend or extend, and shall not issue, amend or extend, any Letter of Credit at any time:

               (i) if the aggregate Letter of Credit Obligations with respect to such Issuing Bank, after giving effect to the issuance, amendment or extension of the Letter of Credit requested hereunder, shall exceed any limit imposed by law or regulation upon such Issuing Bank;

               (ii) if the Issuing Bank receives written notice from the Agent at or before 1:00 p.m. (New York time) on the date of the proposed issuance, amendment or extension of such Letter of Credit that (A) immediately after giving effect to the issuance, amendment or extension of such Letter of Credit, the Letter of Credit Obligations at such time would exceed $10,000,000, or (B) one or more of the conditions precedent contained in Section 5.2 would not on such date be satisfied, unless such conditions are thereafter or have previously been satisfied and written notice of such satisfaction is given to the Issuing Bank by the Agent (and an Issuing Bank shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in
Section 5.2, have been satisfied):

               (iii) which has an expiration date later than the earlier of (A) the date one (1) year after the date of issuance or (B) the Business Day next preceding the scheduled Revolving Credit Termination Date; or

               (iv) which is in a currency other than Dollars.

          (b) Conditions. In addition to being subject to the satisfaction of the conditions precedent contained in Sections 5.1 and 5.2, as applicable, the obligation of an Issuing Bank to issue, amend or extend any Letter of Credit is subject to the satisfaction in full of the following conditions:

               (i) if the Issuing Bank so requests, the Borrower on whose behalf the Letter of Credit has been issued and the Borrowers' Representative shall have executed and delivered to such Issuing Bank and the Agent a Letter of Credit Reimbursement Agreement and such other documents and materials as may be required pursuant to the terms thereof; provided, however, that such Letter of Credit Reimbursement Agreement and other documents and agreements shall in no event require delivery of any additional security by any Borrower or otherwise increase the obligations or reduce the rights of the Borrowers hereunder or otherwise be inconsistent with such rights or obligations; and

               (ii) the terms of the proposed Letter of Credit shall otherwise be satisfactory to the Issuing Bank in its reasonable discretion.

          (c) Issuance of Letters of Credit.

               (i) The Borrowers' Representative shall give Agent written notice to issue or cause to be issued a Letter of Credit not later than 10:00 a.m. (New York time) on the third (3rd) Business Day preceding the requested date for issuance thereof under this Agreement, or such shorter notice as may be acceptable to an Issuing Bank and the Agent. Such notice shall be irrevocable unless and until such request is denied by the Agent and shall include a Notice of Borrowing which complies with the requirements of Section 2.4(a) (modified as appropriate) and specify (A) that such Letter of Credit is solely for the account of and the name of a specific Borrower, (B) the stated amount of the Letter of Credit requested, (C) the effective date (which shall be a Business
Day) of issuance of such Letter of Credit, (D) the date on which such Letter of Credit is to expire (which shall be a Business Day and no later than the earlier of the Business Day immediately preceding the then existing Revolving Credit Termination Date or one (1) year from the date of issuance), (E) the Person for whose benefit such Letter of Credit is to be issued, (F) all other relevant terms of such Letter of Credit, and (G) the amount of the then outstanding Letter of Credit Obligations.

               (ii) Each Issuing Bank shall give the Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance, amendment or extension of a Letter of Credit (which notice the Agent shall promptly transmit by telegram, facsimile transmission, or similar transmission to each Lender).

          (d) Reimbursement Obligations; Duties of Issuing Banks.

               (i) Notwithstanding any provisions to any Letter of Credit Reimbursement Agreement:

                    (A) provided that no Event of Default shall be continuing hereunder and provided that there is then unfunded availability hereunder, the Agent shall make Loan advances to the Issuing Bank to repay amounts drawn under such Letter of Credit, or if either of the foregoing conditions are not satisfied, the Borrowers' Representative shall reimburse the Issuing Bank for amounts drawn under such Letter of Credit, in Dollars, no later than the date (the "Reimbursement Date") which is the 10 Business Days after the Borrowers' Representative receives written notice from the Issuing Bank that payment has been made under such Letter of Credit by the Issuing Bank; and

                    (B) all Reimbursement Obligations with respect to any Letter of Credit shall bear interest at the rate applicable to Base Rate Loans in accordance with Section 2.5(a) from the date of the relevant drawing under such Letter of Credit until the Reimbursement Date and thereafter at the rate applicable to Base Rate Loans in accordance with Section 2.5(c).

               (ii) The Issuing Bank (if not the Agent) shall give the Agent written notice, or telephonic notice confirmed promptly thereafter in writing, of all drawings under a Letter of Credit and the payment (or the failure to pay when due) by the Borrowers' Representative on account of a Reimbursement
Obligation (which notice the Agent shall promptly transmit by telegram, facsimile transmission or similar transmission to each Lender).

               (iii) No action taken or omitted in good faith by an Issuing Bank under or in connection with any Letter of Credit shall put such Issuing Bank under any resulting liability to any Lender, any Borrower or, so long as it is not issued in violation of Section 3.1(a), relieve any Lender of its obligations hereunder to such Issuing Bank. Solely as between the Issuing Banks and the Lenders, in determining whether to pay under any Letter of Credit, the respective Issuing Bank shall have no obligation to the Lenders other than to confirm that any documents required to be delivered under a respective Letter of Credit appear to have been delivered and that they appear on their face to comply with the requirements of such Letter of Credit.

          (e) Participations.

               (i) Immediately upon issuance by an Issuing Bank of any Letter of Credit in accordance with the procedures set forth in this Section 3.1, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from that Issuing Bank, without recourse or warranty, an undivided interest and participation in such Letter of Credit to the extent of such Lender's Pro Rata Share, including, without limitation, all obligations of the Borrower with respect thereto and any security therefor and guaranty pertaining thereto.

               (ii) If any Issuing Bank makes any payment under any Letter of Credit and the Borrowers' Representative does not repay such amount to the Issuing Bank on or before the Reimbursement Date (and such amount is not repaid with Loan advances as provided above), the Issuing Bank shall promptly notify the Agent, which shall promptly notify each Lender, and each Lender shall promptly and unconditionally pay to the Agent for the account of such Issuing Bank, in immediately available funds, the amount of such Lender's Pro Rata Share of such payment (net of that portion of such payment, if any, made by such Lender in its capacity as an Issuing Bank) , and the Agent shall promptly pay to the Issuing Bank such amounts received by it, and any other amounts received by the Agent for the Issuing Bank's account, pursuant to this Section 3.1(e). If a Lender does not make its Pro Rata Share of the amount of such payment available to the Agent, such Lender agrees to pay to the Agent for the account of the Issuing Bank, forthwith on demand, such amount together with interest thereon, for the first three (3) Business Days after the date such payment was first due at the Federal Funds Rate, and thereafter at the interest rate then applicable to Base Rate Loans in accordance with Section 2.5(a). The failure of any Lender to make available to the Agent for the account of an Issuing Bank its Pro Rata Share of any such payment shall neither relieve any other Lender of its obligation hereunder to make available to the Agent for the account of such Issuing Bank such other Lender's Pro Rata Share of any payment on the date such payment is to be made nor increase the obligation of any other Lender to make such payment to the Agent.

               (iii) Whenever an Issuing Bank receives a payment on account of a Reimbursement Obligation, including any interest thereon, as to which the Agent has previously received payments from any Lender for the account of such Issuing Bank pursuant to this Section 3.1(e), such Issuing Bank shall promptly pay to the Agent and the Agent shall promptly pay to such Lender an amount equal to such Lender's Pro Rata Share thereof. Each such payment shall be made by such Issuing Bank or the Agent, as the case may be, on the Business Day on which such Person receives the funds paid to such Person pursuant to the preceding sentence, if received prior to 11:00 a.m. (New York time) on such Business Day, and otherwise on the next succeeding Business Day.

               (iv) An Issuing Bank shall furnish to the Agent and each Lender who makes a written request therefor, copies of any Letter of Credit, Letter of Credit Reimbursement Agreement, and related amendment to which such Issuing Bank is party and such other documentation as may be requested by Agent or such Lender.

               (v) The obligations of a Lender to make payments to the Agent for the account of any Issuing Bank with respect to a Letter of Credit shall be irrevocable, shall not be subject to any qualification or exception whatsoever except willful misconduct or gross negligence of such Issuing Bank, and shall be honored in accordance with this entire Section 3 (irrespective of the satisfaction of the conditions described in Sections 5.1 and 5.2, as applicable) under all circumstances, including, without limitation, any of the following circumstances:

                    (A) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                    (B) the existence of any claim, setoff, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of a beneficiary named in a Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between the account party and beneficiary named in any Letter of Credit);

                    (C) any draft, certificate or any other document presented under the Letter of Credit having been determined to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                    (D) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents;

                    (E) any failure by the Issuing Bank to make any reports required pursuant to Section 3.1(h) or the inaccuracy of any such report; or

                    (F) the occurrence of any Default or Event of Default.

          (f) Payment of Reimbursement Obligations.

               (i) Unless paid with a Loan advance hereunder, each Borrower unconditionally agrees, on a joint and several basis, to pay to each Issuing Bank, in Dollars, the amount of all Reimbursement Obligations, interest and other amounts payable to such Issuing Bank under or in connection with the Letters of Credit when such amounts are due and payable, irrespective of any claim, setoff, defense or other right which any Borrower may have at any time against any Issuing Bank or any other Person.

               (ii) In the event any payment by any Borrower received by an Issuing Bank with respect to a Letter of Credit and distributed by the Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from such Issuing Bank in connection with any receivership, liquidation or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by such Issuing Bank, contribute such Lender's Pro Rata Share of the amount set aside, avoided or recovered together with interest at the rate required to be paid by such Issuing Bank upon the amount required to be repaid by it.

          (g) Issuing Bank Charges. Borrowers' Representative shall pay to each Issuing Bank, solely for its own account, the standard administrative charges assessed by such Issuing Bank (not to exceed $500 each) in connection with the issuance, administration, amendment and payment or cancellation of Letters of Credit and such compensation in respect of such Letters of Credit for the Borrowers' Representative's account as may be agreed upon by the Borrowers' Representative and such Issuing Bank from time to time.

          (h) Indemnification; Exoneration.

               (a) In addition to all other amounts payable to an Issuing Bank, each Borrower hereby agrees to defend (by counsel selected by Borrowers' Representative and reasonably acceptable to the Issuing Bank), indemnify, and save the Agent, each Issuing Bank and each Lender harmless from and against any and all claims, demands, liabilities, penalties, damages, losses (other than loss of profits), costs, charges and expenses (including reasonable attorneys' fees but excluding taxes) which the Agent, such Issuing Bank or such Lender may incur or be subject to as a consequence, direct or indirect, of (A) the issuance of any Letter of Credit other than as a result of the gross negligence or willful misconduct of the Issuing Bank, as determined by a court of competent jurisdiction, or (B) the failure of the Issuing Bank issuing a Letter of Credit to honor a drawing under such Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or Governmental Authority.

               (b) As between each Borrower on the one hand and the Agent, the Lenders and the Issuing Banks on the other hand, each Borrower assumes all risks of the acts and omissions of, or misuse of Letters of Credit by, the respective beneficiaries of the Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the Letter of Credit Reimbursement Agreements, the Issuing Banks and the Lenders shall not be responsible, for: (A) the form, validity, legality, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (B) the validity, legality or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (C) failure of the beneficiary of a Letter of Credit to duly comply with conditions required in order to draw upon such Letter of Credit; provided, however that with respect to any Letter of Credit, the foregoing subclause (C) shall not relieve the Issuing Bank of any liability it may have to any Borrower for any actual damages sustained by such Borrower arising from a wrongful payment under such Letter of Credit made as a result of the Issuing Bank's gross negligence or willful misconduct; (D) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;
(E) errors in interpretation of technical terms; (F) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof (other than anything for which an Issuing Bank would be liable under clause (C)); (G) the misapplication by the beneficiary of a Letter of Credit of the proceeds of any drawing under such Letter of Credit.

          (i) Obligations Several. The obligations of each Issuing Bank and each Lender under this entire Section 3 are several and not joint, and no Issuing Bank or Lender shall be responsible for the obligation of any other Issuing Bank or Lender to issue Letters of Credit or assume a participation obligation in connection therewith (as applicable).

          (j) Outstanding Letters of Credit. The Letters of Credit identified on
Schedule 2 attached hereto shall be deemed to constitute Letters of Credit issued under this Revolving Credit Facility and subject to all the terms and conditions of this Agreement.

     SECTION 4. REPRESENTATIONS AND WARRANTIES
                ------------------------------

     In order to induce the Agent and each Lender to enter into this Agreement and to make the Loans herein provided for, each Borrower hereby covenants, represents and warrants to Agent and each Lender that:

     4.1. Financial Condition. The consolidated balance sheet of Lexington as of December 31, 2002 and the related statements of income, stockholders' equity and cash flows for the fiscal years ended on such dates, certified by a "big four" accounting firm or other certified independent accounting firm of nationally recognized standing reasonably acceptable to Agent and Lexington's annual report on Form 10-K for the fiscal year ended 2002 filed with the Commission, copies of which have heretofore been furnished to Agent, are complete and correct and present fairly the financial condition and performance of Lexington as at such dates and fiscal periods in all material respects. The unaudited consolidated balance sheet of Lexington as of 3/31/03 and the related unaudited statements of income, for the three month period ended on 3/31/03 and Lexington's report on Form 10-Q for the applicable calendar quarter certified by a Responsible Officer, copies of which have heretofore been furnished to Agent, are complete and correct and present fairly the financial condition of Lexington as at such date, and the stockholders' equity and cash flows for the three month period then ended (subject to normal year-end audit adjustment) in all material respects. All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by such accountants or Responsible Officer, as the case may be, and as disclosed therein). Lexington does not have any material Contingent Obligation, contingent liabilities or liability for taxes, long-term leases or unusual forward or long-term commitment, which is not reflected in the foregoing statements, in the notes thereto, or in Lexington's Form 10-K or 10-Q.

     4.2. No Material Adverse Effect. Since the date of the most recent financial statements delivered to Agent there has been no Material Adverse Effect, and no event has occurred and no condition exists which is reasonably likely to have a Material Adverse Effect on any Borrower.

     4.3. Existence; Borrowers' and Guarantors' Compliance with Law. Lexington is a trust duly organized, validly existing and in good standing under the laws of the State of Maryland. Each Borrower and Guarantor is a duly organized and validly existing in its jurisdiction of organization. Each (a) has full power and authority and the legal right to own and lease its property and to conduct the business in which it is currently engaged, (b) is duly qualified or licensed and is in good standing under the laws of each jurisdiction where its ownership or lease of property or the conduct of its business require such qualification, and (c) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith is not reasonably likely to have, in the aggregate, a Material Adverse Effect.

     4.4. Power; Authorization; Enforceable Obligations. Each Borrower and Guarantor has the power and authority and the legal right to execute, deliver and perform each of the Loan Documents executed by it and, if applicable, to borrow hereunder and has taken all necessary action to authorize the borrowings hereunder, on the terms and conditions of the Loan Documents and to authorize the execution, delivery and performance of each of the Loan Documents. No consent or authorization of, filing with, or other act by or in respect of any Governmental Authority is required to be made or obtained by any Borrower or Guarantor in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of the Loan Documents. The Agreement has been, and each Loan Document will be, duly executed and delivered on behalf of each Borrower or Guarantor and this Agreement constitutes, and each other Loan Document when executed and delivered will constitute, a legal, valid and binding obligation of each Borrower or Guarantor enforceable against such Borrower or Guarantor in accordance with its terms subject to the effect of bankruptcy, reorganization, insolvency and similar laws and general principles of equity.

     4.5. No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowing hereunder and the use of the proceeds thereof, will not violate any Requirement of Law or any Contractual Obligation of any Borrower or Guarantor and will not result in, or require, the creation or imposition of any Lien on any of its properties or revenues pursuant to any Requirement of Law or Contractual Obligation.

     4.6. No Material Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the best knowledge and belief of each Borrower and Guarantor, threatened against any Borrower or Guarantor or against any of its properties or revenues (a) with respect to this Agreement or the other Loan Documents, the Approved Leases, or any of the transactions contemplated hereby or thereby, or (b) relating to the Properties, or the ownership or the operation thereof or the conduct of business thereon as presently conducted, which, in the case of (a) or (b), is reasonably likely to have, in the aggregate, a Material Adverse Effect.

     4.7. No Default. No Default or Event of Default has occurred and is continuing.

     4.8. Ownership of Property; Liens.

          (a) Schedule 1 accurately sets forth the ownership of each Eligible Property. Each Borrower and Guarantor that is shown by Schedule 1 to be the owner of a Eligible Property, is the sole owner thereof, and has a good record, marketable and indefeasible Fee Interest or Financeable Ground Lease in each Eligible Property, in such case free and clear of all Liens and other matters affecting title except for Customary Permitted Liens.

          (b) To the best of each Borrower's and Guarantor's knowledge, the Buildings located on each Eligible Property are in good operating condition and repair, free of any material structural or engineering defects known to any Borrower or Guarantor on the date hereof and are suitable for their present uses, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

          (c) To the best of each Borrower's and Guarantor's knowledge, all water, sewer, gas, electricity, telephone and other utilities serving each Eligible Property are supplied directly to each Eligible Property by public utilities and enter such Eligible Property through adjoining public streets or, if they pass through adjoining private land, do so in accordance with valid public easements which inure to such Borrower's or Guarantor's benefit subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All of such utilities are presently installed and operating and are in good and safe condition, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. All material assessments for public improvements that have been made against any Eligible Property has been paid or provided for, except that in the case of any assessments that are payable in installments, all installments due as of the date hereof have been paid or provided for, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

          (d) All Permits from all Governmental Authorities having jurisdiction over any Eligible Property or any portion thereof, the absence of which could materially impair the use of any Eligible Property for the purposes for which it is currently used have been issued and are in full force and effect, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect. No Borrower or Guarantor has received or been informed by a third party, of the receipt by it of any notice from any Governmental Authority having jurisdiction over any of the Eligible Properties or any portion thereof or from any insurance company or fire rating or similar board or organization threatening a suspension, revocation, modification or cancellation of any Permit, subject to such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect.

          (e) The Approved Leases reflected constitute the sole and complete agreements and understandings relating to leasing or licensing of space in the Buildings or otherwise at such Properties. There are no occupancies, rights, privileges or licenses in or to the Buildings or any other part of the Properties other than pursuant to the Approved Leases, Financeable Ground Leases or pursuant to Permitted Exceptions. The Approved Leases and Financeable Ground Leases reflected on the rent roll are in full force and effect, in accordance with their respective terms, without any payment default or any other material default thereunder beyond applicable grace periods, nor to the best of any Borrower's or Guarantor's knowledge are there any defenses, counterclaims, offsets, concessions or rebates available to any tenant thereunder except as may be provided in the Approved Leases, and the landlord has not given or made, or received, any notice of default, or any claim, which remains uncured or unsatisfied, with respect to any of the Approved Leases or Financeable Ground Leases and, to the best of each Borrower's or Guarantor's knowledge there is no basis for any such claim or notice of default by any tenant which would have a Material Adverse Effect. No tenant has paid more than one month's rent in advance. All tenant improvements or work to be done, furnished or paid for by the landlord, or credited or allowed to a tenant, for, or in connection with, the Buildings pursuant to any Approved Lease has been completed and paid for or provided for in a manner satisfactory to the Agent. No leasing, brokerage or like commissions, fees or payments are due from any Borrower in respect of the Approved Leases. All tenants under all Approved Leases are in occupancy and operating the premises covered by Approved Leases within the permitted uses under such Approved Leases. No Borrower or Guarantor has mortgaged, pledged or otherwise encumbered any of the Approved Leases or any Financeable Ground Lease except for Permitted Exceptions or Customary Permitted Liens.

          (f) There are no material agreements pertaining to the Eligible Properties or the operation or maintenance thereof other than as described in this Agreement or disclosed in writing to the Agent by a Borrower; and no person or entity has any right or option to acquire any of the Eligible Properties or any portion thereof or interest therein or lease any portion thereof or additional portion thereof or provide services thereat except as previously disclosed to Agent in writing or set forth in the Approved Leases.

     4.9. Taxes. Each Borrower and Guarantor has filed or caused to be filed all tax returns which to the best knowledge and belief of each Borrower and Guarantor are required to be filed, and has paid or caused to be paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than Customary Permitted Liens and those the amount or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of each).

     4.10. Federal Regulations. No Borrower or Guarantor is engaged and will not engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U of the Board of Governors of the Federal Reserve System as now and from time to time hereafter in effect. No part of the proceeds of the Loans hereunder will be used for "purchasing" or "carrying" "margin stock" as so defined or for any purpose which violates, or which would be inconsistent with, the provisions of the Regulations of such Board of Governors. If requested by any Lender, each Borrower will furnish to such Lender a statement in conformity with the requirements of Federal Reserve Form U-1 referred to in said Regulation U to the foregoing effect.

     4.11. ERISA. No Borrower or Guarantor nor any ERISA Affiliate maintains or contributes to any Plan or Multiemployer Plan. Each such Plan which is intended to be qualified under Section 401(a) of the Internal Revenue Code as amended by all of the laws referred to in Section 1 of Revenue Procedure 93-99 has been determined by the IRS to be so qualified, and each trust related to any such Plan has been determined to be exempt from federal income tax Section 501(a) of the Internal Revenue Code so amended. Each Borrower and Guarantor and its Subsidiaries are in compliance in all material respects with the responsibilities, obligations and duties imposed on it by ERISA, the Internal Revenue Code and regulations promulgated thereunder with respect to all Plans. No Benefit Plan has incurred any accumulated funding deficiency (as defined in Sections 302 (a) (2) of ERISA and 412 (a) of the Internal Revenue Code) whether or not waived. No Borrower or Guarantor nor any ERISA Affiliate nor, to the knowledge of any Borrower or Guarantor, any fiduciary of any Plan which is not a Multiemployer Plan (i) has engaged in an nonexempt prohibited transaction described in Sections 406 of ERISA or 4975 of the Internal Revenue Code or (ii) has taken or failed to take any action which would constitute or result in a Termination Event. Neither the Borrower nor any ERISA Affiliate is subject to any liability under Sections 4063, 4064, 4069, 4204 or 4212 (c) or ERISA. No Borrower or Guarantor nor any ERISA Affiliate has incurred any liability to the PBGC which remains outstanding other than the payment of premiums. Schedule B to the most recent annual report filed with the IRS with respect to each Plan is complete and accurate in all material respects. Since the date of each such Schedule B, there has, to the knowledge of any Borrower or Guarantor, been no material adverse change in funding status or financial condition of the Plan relating to such Schedule B. No Borrower or Guarantor nor any ERISA Affiliate has made a complete or partial withdrawal under Sections 4203 or 4205 of ERISA from a Multiemployer Plan. No Borrower or Guarantor nor any ERISA Affiliate has failed to make a required installment or any other required payment under
Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment. No Borrower or Guarantor nor any ERISA Affiliate is required to provide security to a Plan under Section 401 (a) (29) of the Internal Revenue Code due to a Benefit Plan amendment that results in an increase in current liability for the plan year. No Borrower or Guarantor or any of its subsidiaries has, by reason of the transactions contemplated hereby, any obligation to make any payment to any employee pursuant to any Plan or existing contract or arrangement.

     4.12. Status as REIT. Lexington has been organized in conformity with the requirements for qualification as a real estate investment trust under the Code and has met such requirements since 1993. Lexington is in a position to qualify for its current fiscal year as a real estate investment trust under the Code and its proposed methods of operation will enable it to so qualify.

     4.13. Investment Company Act. No Borrower or Guarantor is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

     4.14. Subsidiaries; Ownership of Capital Stock and Partnership Interests.

          (i) Exhibit F (A) contains diagrams and schedules indicating the corporate structure of Lexington, each Borrower, each Guarantor and any other Person in which Lexington or any Borrower or Guarantor holds a direct or indirect partnership, joint venture or other equity interest indicating the percentage and nature of such interest with respect to each Person included in such diagram; and (B) accurately sets forth the correct legal name of such Person, the jurisdiction of its incorporation or organization and the jurisdictions in which it is qualified to transact business as a foreign corporation, or otherwise.

          (ii) Except where any failure or breach would not have a Material Adverse Effect on the Borrowers or Guarantors, each Subsidiary: (A) is a corporation or partnership, as indicated on Exhibit F, duly organized, validly existing and, if applicable, in good standing under the laws of the jurisdiction of its organization, (B) is duly qualified to do business and, if applicable, is in good standing under the laws of each jurisdiction required to conduct its business as presently conducted and (C) has all requisite power and authority to own, operate and encumber its Eligible Property and to conduct its business as presently conducted.

     4.15. Pollution; Hazardous Materials. In connection with the acquisition and ownership of their interests in the Eligible Properties, the Borrowers and Guarantors have made and will continue to make such inquiries, and has and will continue to cause such testing, surveying, inspection or other action, with respect to the Eligible Properties as is necessary or desirable in connection with Hazardous Materials which might be present in the air, soil, surface water or groundwater at such Eligible Property. Except for such exceptions which are not reasonably likely to have, in the aggregate, a Material Adverse Effect, to the best of any Borrower's or Guarantor's knowledge, there are no Hazardous Materials present in the air, soil, surface water or groundwater at any Eligible Property and no Hazardous Materials (except Hazardous Materials maintained in accordance with all Requirements of Law and necessary for the business operations of any such Eligible Property, including, without limitation, petroleum used for heating oil) are used in the operation of any Eligible Property.

     4.16. Declaration of Trust, Partnership Agreement, etc. The copies of the Declaration of Trust of Lexington and the organizational documents of each Borrower and Guarantor which have been furnished to Agent are true, correct and complete copies thereof as in effect on the date of this Agreement and will be true, correct and complete in the case of each Borrower and Guarantor when submitted to Agent under Sections 5.1 or 5.2 (as applicable).

     4.17. Disclosures. The financial statements referred to in Section 4.1 and Lexington's filings with the Commission do not, nor does this Agreement, the other Loan Documents, or any other written statement (other than projections) furnished by or on behalf of any Borrower or Guarantor to Agent or any Lender in connection with the transactions contemplated hereby or thereby, contain any untrue statement of a material fact or omit a material fact necessary to make the statement contained therein or herein not misleading. All projections by Borrowers or Guarantors (i) disclose all material assumptions made with respect to costs and financial and market conditions underlying such projections and
(ii) reflect as of the date proposed, the reasonable estimate of the Borrowers and Guarantors of results of operations.

     4.18. Guarantors. The representations and warranties in Sections 4.2 through 4.11, 4.13, 4.15 through 4.17, shall be true, correct and complete with respect to each Guarantor.

     SECTION 5. CONDITIONS PRECEDENT
                --------------------

     5.1. Conditions to Initial Loans. The obligation of any Lender to make a Loan hereunder on the Initial Funding Date or to accept any new property as an Eligible Property is subject to the satisfaction of the following conditions precedent in addition to those set forth in Section 2.17 in the case of a new Eligible Property):

          (a) Note. On or before the Closing Date (and any subsequent Funding Date in the case of a new Lender) each Lender shall have received a Note executed by a Responsible Officer of each Borrower and each of the other Loan Documents shall have been duly executed and delivered by the respective parties thereto and all shall be in full force and effect.

          (b) Representations and Warranties. The representations and warranties made by each Borrower or Guarantor herein or in the other Loan Documents or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection with any of the Loan Documents, shall be true, correct and accurate on and as of the Funding Date for the Loan as if made on and as of such date unless stated to relate to a specific earlier date, in which case such representations and warranties shall have been true, correct and complete in all material respects as of such earlier dates.

          (c) No Default or Event of Default. No Default or Event of Default shall have occurred and be continuing on such date either before or after giving effect to the Loan to be made on the Funding Date.

          (d) Legal Opinion. Agent shall have received a favorable opinion of counsel to each Borrower and Guarantor addressed to Agent as of the Closing Date and covering such other matters as are customarily required by Agent in similar transactions, all in form and substance reasonably satisfactory to Agent.

          (e) Organizational Documents; Resolutions; Incumbency Certificate; Authorized Signers. Agent shall have received certified copies of the
Declaration of Trust of Lexington and a copy of the Partnership Agreement and Certificate of Limited Partnership or other organizational documents of each Borrower and Guarantor (as appropriate) and all resolutions of the Board of Trustees of Lexington and a certificate of partnership, corporate or limited liability company action of each Borrower authorizing the transactions described herein and evidencing the due authorization, execution and delivery of and this Agreement and the other Loan Documents, and all required approvals, if any, of Governmental Authorities with respect to this Agreement and the other Loan
Documents. Agent shall have received from each of the Borrowers and the Guarantors an incumbency certificate, dated as of the Closing Date, signed by a duly authorized offer of such Person and giving the name of each individual who shall be authorized: (a) to sign, in the name and on behalf of such Person, each of the Loan Documents to which such person is or is to be come a party; (b) in the case of the Borrowers' Representative, to submit Notices of Borrowings on behalf of the Borrowers; and (c) in the case of the Borrowers' Representative, to give notices to take other action on behalf of the Borrowers or Guarantors under the Loan Documents.

          (f) Certifications from Government Officials; UCC Searches. Agent shall have received (i) certifications from government officials evidencing the legal existence and good standing of each Borrower and any Guarantor in its state of organization and as to the foreign qualification of each Borrower or Guarantor in the respective states in which it owns Eligible Properties as of the most recent practicable date; and (ii) UCC Searches from the appropriate jurisdictions for each Borrower and Guarantor with respect to the Eligible Properties.

          (g) Eligible Properties.

               (i) To the extent a Borrower requests Loans which meet the Preferred Interest Standard, Agent shall have received and approved a completed Certificate of Eligible Properties and Preferred Interest Rate Calculation.

               (ii) Agent and each Lender shall have received such information and access to each of the Eligible Properties as it shall have reasonably requested and shall be reasonably satisfied with such information and access.

          (h) No Material Adverse Effect. No Material Adverse Effect shall have occurred.

               (i) Solvency of Each Borrower and Guarantor. Both after and immediately before the making of the Loan on any Funding Date, each Borrower and Guarantor shall be Solvent.

               (j) Fees. All obligations of Borrowers and Guarantors to pay fees and provide compensation and reimbursement of costs and expenses to Agent or their designees as of the Funding Date hereunder or otherwise in connection with the financing contemplated hereby shall have been satisfied.

               (k) Legality of Loans. The making of the Loans hereunder by each Lender and the acquisition of the Notes shall be permitted as of the Funding Date by all applicable Requirements of Law and shall not subject any Lender to any penalty or other onerous condition in or pursuant to any such Requirement of Law or result in a Material Adverse Effect.

               (l) Notice of Borrowing. Agent shall have received a Notice of Borrowing, at least three or more days prior to the Funding Date, and each other certificate or document required under Section 2.4 with appropriate insertions and attachments reasonably satisfactory in form and substance to Agent and its counsel, executed by a Responsible Officer of Borrowers' Representative.

               (m) Certificate of Covenant Compliance. Agent shall have received a Certificate of Covenant Compliance in the form attached as Exhibit G to this Agreement.

               (n) Pay-off of Existing Loans. Upon the initial funding of the Loans the Borrowers shall payoff and terminate that certain $60,000,000 Unsecured Revolving Credit Agreement, dated as of March 30, 2001, as amended on November 28, 2001 (the "Fleet Revolving Loan") between the Borrowers and Fleet, as Lender. Once such indebtedness under the Fleet Revolving Loan has been paid in full Borrowers' original promissory notes for such loan facility shall be marked "canceled" or "paid in full" and returned to Borrowers' Representative.

               (o) No Change. No material adverse change has occurred in the financial, real estate or capital markets in the reasonable opinion of the Agent.

     5.2. Conditions Precedent to All Subsequent Loans. The obligation of each Lender to make any Loan requested to be made by it on any date after the Initial Funding Date is subject to the following conditions precedent as of each such date:

               (a) Representations and Warranties. As of such date, both before and after giving effect to the Loans to be made on such date, all of the representations and warranties of each Borrower or and Guarantor contained in this Loan Agreement and in any other Loan Document (other than representations and warranties which expressly speak as of a different date) shall be true and correct in all material respects.

               (b) No Defaults. No Default or Event of Default shall have occurred and be continuing or would result from the making of the requested Loan.

               (c) No Legal Impediments. No law, regulation, order, judgment or decree of any Governmental Authority shall, and no Lender shall have received notice that, in the reasonable judgment of such Lender, litigation is pending or threatened which is likely to, enjoin, prohibit or restrain, or impose or result in the imposition of any material adverse condition upon, such Lender's making of the requested Loan.

               (d) No Material Adverse Effect. No Borrower or Guarantor shall have received written notice that an event has occurred since the date of this Agreement which has had and continues to have, or is reasonably likely to have, a Material Adverse Effect.

               (e) Solvency of Each Borrower and Guarantor. Both after and immediately before the making of the Loan on any Funding Date, each Borrower and Guarantor shall be Solvent.

               (f) Fees. All obligations of Borrowers and Guarantors to pay fees and provide compensation and reimbursement of costs and expenses to Agent or its designees as of the Funding Date hereunder or otherwise in connection with the financing contemplated hereby shall have been satisfied.

               (g) Notice of Borrowing. Agent shall have received a Notice of Borrowing, and each other certificate or document required under Section 2.4 with appropriate insertions and attachments reasonably satisfactory in form and substance to Agent and its counsel, executed by a Responsible Officer of Borrowers' Representative.

               (h) Guarantors. Each Guarantor shall deliver the documents, agreements, instruments and opinions as the Agent shall require as to such Guarantor and the Eligible Property owned by such Guarantor that are required to be delivered by the Borrowers as of the Closing Date pursuant to Sections 5.1.

               (i) New Eligible Properties. To the extent a Borrower requests Loans which meet the Preferred Interest Rate Standard, Borrower's Representative shall have complied with Section 5.1 for any Eligible Property submitted after the Closing Date.

               (j)  Certificate of Eligible  Properties  and Preferred  Interest
Rate Calculation. To the extent a Borrower requests Loans which meet the Preferred Interest Rate Standard, Borrower's Representative shall have delivered to Agent an updated Certificate of Eligible Properties and Preferred Interest Rate Calculation.

Each submission of a Notice of Borrowing or a Notice of Conversion/Continuation with respect to any Loan, each acceptance by a Borrower of the proceeds of each Loan made, converted or continued hereunder, shall constitute a representation and warranty by each Borrower as of the date of funding in respect of such Loan, the date of conversion or continuation, that all the conditions contained in this Section 5.2 have been satisfied or waived in accordance with Section 10.2 and that no MAC has occurred and is continuing as of the relevant date in respect of the facts, circumstances or laws relevant to the conditions precedent set forth in Section 5.1.

     SECTION 6. AFFIRMATIVE COVENANTS
                ---------------------

     Each Borrower hereby agrees that, so long as the Revolving Credit Commitment remains in effect, any Note remains outstanding and unpaid or any other amount is owing to any Lender, such Borrower shall:

     6.1.   Financial   Statements.   Furnish  to  Agent  or  cause   Borrowers'
Representative to furnish to Agent:

          (a) Annual. As soon as available, but in any event within ninety (90) days after the end of each fiscal year (A) audited consolidated financial statements of Lexington consisting of (i) a balance sheet; (ii) an income statement; (iii) a statement of cash flow; (iv) a statement of retained earnings; and (v) changes in stockholders' equity, for such year, setting forth in each case in comparative form the figures for the previous year, certified without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by a "big four" accounting firm or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Agent and (B) unaudited consolidating financial statements of Lexington certified by a Responsible Officer of Lexington; and

          (b) Quarterly. As soon as available, but in any event not later than sixty (60) days after the end of each fiscal quarter of Lexington (other than the last fiscal quarter of each fiscal year), copies of each of the following for Lexington: (i) an unaudited balance sheet prepared on a consolidated and consolidating basis as at the end of each such quarter and the related unaudited statements of income for the fiscal quarter; (ii) stockholders' equity and cash flows for such quarterly period, and the portion of the fiscal year through such date; (iii) operating statements and a rent roll certified by Lexington (including a schedule of the aging of all rent payments and indicating whether any tenant is no longer in occupancy) for each Eligible Property for such quarterly period, the portion of the fiscal year through such date, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer of such entity (subject to normal year-end audit adjustments); all such financial statements referred to in Section 6.1 (a) and (b) to be complete and correct in all material respects and be prepared in reasonable detail and in accordance with GAAP applied consistently throughout the periods reflected therein (except as approved by such accountants or officer, as the case may be, and disclosed therein and for normal year end adjustments).

     6.2. Certificates; Other Information. Furnish to Agent or cause Borrowers' Representative to furnish to each Agent:

          (a) concurrently with the delivery of Lexington's financial statements referred to in Section 6.1(a) and (b) above, (i) a certificate of a Responsible Officer stating that he or she has no knowledge of any Default or Event of Default except as specified in such certificate, (ii) a Certificate of Covenant Compliance, (iii) a Certificate of Eligible Properties and Preferred Interest Rate Calculation; and (iv) that the representations and warranties contained in the Loan Documents are true, correct and accurate in all material respects to the same extent as though made on and as of the date of such delivery;

          (b) (i) whenever additional debt in excess of $10,000,000 is incurred by any Borrower or Guarantor, a Certificate of Covenant Compliance; (ii) upon the sale of any Property owned by a Borrower or Guarantor or any Subsidiary thereof, a Certificate of Covenant Compliance and an updated Certificate of Eligible Properties and Preferred Interest Rate Calculation; and (iii) at any other time as Borrowers' Representative wishes to submit an updated Certificate of Covenant Compliance or Certificate of Eligible Properties and Preferred Interest Rate Calculation;

          (c) on an annual basis, a copy of a one year projected operating statement of Lexington including a projected operating budget and cash flow of Lexington;

          (d) promptly after the same are sent, copies of all financial statements and reports which Lexington sends to its holders of Common Shares or other equity securities, and promptly after the same are filed by Lexington, copies of all financial statements and reports which Lexington may make to, or file with, the NYSE and the Commission or any successor or analogous Governmental Authority;

          (e) no later than thirty (30) days after the same are filed with the Internal Revenue Service ("IRS") and other applicable taxing authorities, copies of its income tax returns and all correspondence to or from the IRS;

          (f) Within ten (10) days after the filing thereof, evidence indicating that Lexington has maintained its status as a real estate investment trust ("REIT") under the applicable provisions of the Code such evidence to consist of annual tax returns certified by a "big four" accounting firm or such other independent public accounting firm of nationally recognized standing as is reasonably acceptable to Agent; and

          (g) promptly thereafter, such additional financial and other information respecting the financial or other condition of any Borrower or Guarantor or the status or condition of the Eligible Properties or the operation thereof which such Borrower or Guarantor is entitled to or can otherwise reasonably obtain and as Agent may from time to time reasonably request.

     6.3. Payment of Obligations. Discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its Indebtedness and other obligations of whatever nature except when the amount or validity thereof is currently being contested in good faith by appropriate proceedings, and reserves in conformity with GAAP with respect thereto have been provided on the books of such Borrower or where the failure to do so does not violate Section 8.1(e).

     6.4. Conduct of Business and Maintenance of Existence. Continue to engage in business of the same general type as now conducted by it, and preserve, renew and keep in full force and effect its existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business; and comply with all Contractual Obligations and Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, have a Material Adverse Effect.

     6.5. Maintenance of Property, Insurance. Keep or cause the tenants to keep all Property of the Borrower, each Guarantor and each of their Subsidiaries in good working order and condition; maintain or cause the tenants of its Properties to maintain with financially sound and reputable insurance companies, such hazard, liability and other insurance with respect to its Property and its business against such casualties and contingencies in amounts and minimum scope of coverage as shall be in accordance with the general practices of businesses having similar operations in similar geographic location; and furnish to Agent, upon written request, full information as to the insurance carried.

     6.6. Inspection of Property; Books and Records; Discussions. Keep proper books of record and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its and each Guarantor's business and activities; and permit representatives of Agent and any Lender to visit and inspect any of its properties for any purpose and make abstracts from any of its books and records (i) prior to the occurrence of an Event of Default, no more than twice annually and (ii) upon the occurrence or continuance of an Event of Default, at any reasonable time and on reasonable notice and as often as may reasonably be desired (subject to applicable provisions of any lease affecting any Property), and to discuss the business, operations, properties, prospects and financial and other condition of such Borrower or Guarantor with officers and employees of such Borrower or Guarantor and with its independent certified public accountants.

     6.7. Notices. Promptly, and in any event within ten Business Days after an officer of any Borrower or Guarantor obtains knowledge thereof (except as set forth below) give notice to Agent:

          (a) of the occurrence of any Default or Event of Default;

          (b) of (i) any  default or event of default or  termination  under any
(a) Approved Lease or any other Contractual Obligation of or in favor of any Borrower or Guarantor which is reasonably likely to have a Material Adverse Effect or (b) Financeable Ground Lease as to which any Borrower or Guarantor has received notice from the ground lessor and which remains uncured and (ii) any litigation, investigation or proceeding which may exist at any time between any Borrower or Guarantor or any tenant and any Governmental Authority or other Person, which if adversely determined is reasonably likely to have a Material Adverse Effect;

          (c) of any litigation or proceeding pending or any judgment against any Borrower, Guarantor or Eligible Property in which the amount involved which is not covered by insurance is $100,000 or more or in which injunctive or similar relief is sought;

          (d) of the occurrence or existence of any event or condition which would cause any of the representations and warranties set forth in Section 4.8 to be untrue.

          (e) of any setoff, claims, withholdings or other defenses to which any of the Eligible Properties are subject, which (i) would have a Material Adverse Effect on (x) the business, assets or financial condition of any Borrower, any Guarantor or any of their respective Subsidiaries, or (y) the value of such Eligible Property, or (ii) with respect to such Eligible Property, which is not a Permitted Exception or a Customary Permitted Lien.

          (f) The failure of any Eligible Property to continue to meet all requirements of Section 2.17.

Each notice pursuant to this Section shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action a Borrower proposes to take with respect thereto.

     6.8. REIT Requirements. Cause Lexington to operate its business at all times so as to satisfy or be deemed to have satisfied all requirements necessary to qualify as a real estate investment trust under the Code. Lexington shall maintain adequate records so as to comply with all record-keeping requirements relating to the qualification of Lexington as a real estate investment trust as required by the Code and applicable regulations of the Department of the Treasury promulgated thereunder and will properly prepare and timely file with the IRS all returns and reports required thereby. Lexington shall request from its shareholders all shareholder information required by the Code and applicable regulations of the Department of Treasury promulgated thereunder.

     6.9. Environmental Actions.

          (a) Indemnification. On a joint and several basis, indemnify, defend (with counsel reasonably acceptable to the indemnified party) and hold Agent and each Lender and Issuing Bank, and the directors, officers, shareholders, employees and agents of Agent and each Lender and Issuing Bank harmless from any claims (including without limitation third party claims for personal injury or real or personal property damage), actions, administrative proceedings, judgments, damages, punitive damages, penalties, fines, reasonable costs, liabilities (including sums paid in settlements of claims), interest or losses, including reasonable attorneys' fees, consultant fees and expert fees, that arise directly or indirectly from or in connection with the presence, suspected presence, release or suspected release of any Hazardous Material in the air, soil, surface water or groundwater at or from the real property or any portion thereof with respect to a Property, or any other real property in which any Borrower has any interest (all of the foregoing real property shall be referred to collectively as the "Real Property"). Without limiting the generality of the foregoing, the indemnification provided by this Section shall specifically cover
(i) costs, including capital, operating and maintenance costs, incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work required or performed by any federal, state or local governmental agency or political subdivision or performed by any non-governmental Person, including any tenant of a Property, because of the presence, suspected presence, release or suspected release of Hazardous Material in the air, soil, surface water or groundwater at or from the Real Property; and (ii) costs incurred in connection with (A) Hazardous Material present or suspected to be present in the air, soil, surface water or groundwater at the Real Property before the date of this Agreement, or (B) Hazardous Material that migrates, flows, percolates, diffuses or in any way moves onto or under or from the Real Property, or (C) Hazardous Material present at the Real Property as a result of any release, discharge, disposal, dumping, spilling or leaking (accidental or otherwise) (any of the foregoing, a "Release") onto or from the Property before or after the date of this Agreement by any Person; provided, however, that the indemnification provided by this Section shall not include claims to the extent arising from the gross negligence or willful misconduct of any party seeking indemnification. The indemnification provided in this Section 6.9 shall survive the termination of this Agreement; provided, however, that no Borrower shall have any liability under the foregoing indemnity in connection with any Release of any Hazardous Materials on, under or about any Property which occurs after the date of any transfer of the Property to Agent and/or any of the Lenders, or its or their designee or any other Person(s), by foreclosure deed-in-lieu thereof or otherwise which was not present on the Property prior to such date.

          (b) Response Actions. Each Borrower and Guarantor covenants and agrees that if any Release or disposal of Hazardous Material shall occur or shall have occurred on any Real Property owned by it, such Borrower or Guarantor will cause the prompt containment and removal of such Hazardous Material and remediation of such Real Property as necessary to comply with all Environmental Laws or to preserve the value of such Real Property.

          (c) Environmental Assessments. If Agent has reasonable grounds to believe that an adverse environmental event which could have a Material Adverse Effect has occurred with respect to any Eligible Property, after reasonable notice by the Agent, whether or not a Default or an Event of Default shall have occurred, the Agent may determine that the affected Eligible Property no longer qualifies as an Eligible Property; provided that prior to making such determination, the Agent shall give Borrowers' Representative (i) reasonable notice and the opportunity to obtain one or more environmental assessments or audits of such Eligible Property prepared by a hydrogeologist, an independent engineer or other qualified consultant or expert approved by the Lender, which approval will not be unreasonably withheld, to evaluate or confirm (A) whether any Release of Hazardous Materials has occurred in the soil or water at such Eligible Property and (B) whether the use and operation of such Eligible Property materially complies with all Environmental Laws (including not being subject to a matter that is a material environmental event) and (ii) if such assessments or audits discloses that a Release has occurred, a reasonable period to clean up or remediate such condition in accordance with applicable Environmental Laws unless such Release could reasonably be expected to have a Material Adverse Effect on the operation, value or financeability of such Property, in which event the consent of the Agent must be obtained. Such assessments and audits will then be used by the Agent to determine whether a Material Adverse Effect has in fact occurred with respect to such Eligible
Property. All such environmental assessments shall be at the sole cost and expense of the Borrowers.

     6.10. Changes in GAAP. In the event of a change in GAAP which would cause the financial covenants set forth in Section 7.1 to provide less protection to any Lender, cause such financial covenants to be reset, in good faith, by Agent and the Borrowers to maintain the protection to each Lender equivalent to that in place prior to such change and Agent, each Lender and each Borrower shall execute one or more amendments to this Agreement to effect such reset.

     6.11. NYSE Listing. Cause Lexington at all times to keep its common stock duly listed on the NYSE and to file all reports on a timely basis required by the NYSE.

     6.12. Management of Borrower and Property. Insure that the management of Lexington shall be self-directed and self-administered.

     6.13. Subordination of Payables to Affiliates. After the occurrence and continuance of a Default or Event of Default, make no payments on any account payable or other debt owed by any Borrower to any Affiliate or Subsidiary and all such amounts shall be fully subordinated to the Loans pursuant to the terms of an agreement in form and substance satisfactory to the Agent.

     6.14. ERISA Notices. Deliver or cause to be delivered to the Agent, at such Borrower's expense, the following information and notices as soon as reasonably possible, and in any event:

          (a) within thirty (30) Business Days after any Borrower, Guarantor or any ERISA Affiliate knows or has reason to know that a Termination Event has occurred, a written statement of the chief financial officer of such Borrower or Guarantor describing such Termination Event and the action, if any, which such Borrower, Guarantor or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto, and when known, any action taken or threatened by the IRS, DOL or PBGC with respect thereto;

          (b) within thirty (30) Business Days after the Borrower knows or has reason to know that a prohibited transaction (defined in Sections 406 of ERISA and Section 4975 of Code) has occurred, a statement of the chief financial officer of the Borrower describing such transaction and the action which the Borrower or any ERISA Affiliate has taken, is taking or proposes to take with respect thereto;

          (c) within thirty (30) Business Days after the filing of the same with the DOL, IRS or PBGC, copies of each annual report (form 5500 series), including Schedule B thereto, filed with respect to each Plan;

          (d) within thirty (30) Business Days after receipt by such Borrower, Guarantor or any ERISA Affiliate of each actuarial report for any Plan or Multiemployer Plan and each annual report for any Multiemployer Plan, copies of each such report;

          (e) within thirty (30) Business Days after the filing of the same with the IRS, a copy of each funding waiver request filed with respect to any Plan and all communications received by such Borrower, Guarantor or any ERISA Affiliate with respect to such request;

          (f) within thirty (30) Business Days after the occurrence any material increase in the benefits of any existing Plan or Multiemployer Plan or the establishment of any new Plan or the commencement of contributions to any Plan or Multiemployer Plan to which such Borrower, Guarantor or any ERISA Affiliate to which such Borrower, Guarantor or any ERISA Affiliate was not previously contributing, notification of such increase, establishment or commencement, but only if the increase (either individually or in the aggregate with any other increases for which notification has not been given hereunder) either has a Material Adverse Effect or is such that any Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401(a)(29) of the Code;

          (g) within thirty (30) Business Days after such Borrower, Guarantor or any ERISA Affiliate receives notice of the PBGC's intention to terminate a Plan or to have a trustee appointed to administer a Plan, copies of each such notice;

          (h) within thirty (30) Business Days after such Borrower, Guarantor or any of its Subsidiaries receives notice of any unfavorable determination letter from the IRS regarding the qualification of a Plan under Section 401(a) of the Code, copies of each such letter;

          (i) within thirty (30) Business Days after such Borrower, Guarantor or any ERISA Affiliate receives notice from a Multiemployer Plan regarding the imposition of withdrawal liability, copies of each such notice;

          (j) within thirty (30) Business Days after such Borrower, Guarantor or any ERISA Affiliate fails to make a required installment or any other required payment under Section 412 of Code on or before the due date for such installment or payment, a notification of such failure; and

          (k) within thirty (30) Business Days after such Borrower, Guarantor or any ERISA Affiliate knows or has reason to know (i) a Multiemployer Plan has been terminated, (ii) the administrator or plan sponsor of a Multiemployer Plan intends to terminate a Multiemployer Plan, or (iii) the PBGC has instituted or will institute proceedings under Section 4042 of ERISA to terminate a Multiemployer Plan, notification of such termination, intention to terminate or institution of proceedings.

     6.15. ERISA Compliance. Cause, and shall cause each of its Subsidiaries and ERISA Affiliates to, establish, maintain and operate all Plans to comply in all material respects with the provisions of ERISA, the Code, all other applicable laws, and the regulations and interpretations thereunder and the respective requirements of the governing documents for such Plans.

     6.16. Payment of Taxes and Claims. (a) Pay or cause to be paid, and cause each of its Subsidiaries to pay or cause to be paid, (i) all taxes, assessments and other governmental charges imposed upon it or on any of its property or assets or in respect of any of its franchises, licenses, receipts, sales, use, payroll, employment, business, income or property before any penalty or interest accrues thereon, and (ii) all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a Lien (other than a Permitted Exception or a Customary Permitted Lien); provided, however, that no such taxes, assessments, fees and governmental charges referred to in clause (i) above or claims referred to in clause (ii) above need be paid if being contested in good faith by appropriate proceedings diligently instituted and conducted and if such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made therefor.

     6.17. Inter-Borrower or Guarantor Advances of Loan Proceeds Cause all transfers of Loan proceeds from one Borrower or Guarantor to another or any Affiliate or Subsidiary thereof to be documented and treated for all purposes by the lending and receiving Borrower or Guarantor, Affiliate or Subsidiary as an intercorporate loan transaction.

     6.18. Solvency of Guarantors. Lexington, LCIF, LCIFII or Net 3 shall cause each of the Guarantors to remain Solvent and shall provide each of the Guarantors with such funds and assets as such Guarantor shall require in the operation of its business, all in consideration of such Guarantor's execution and delivery of its Guaranty.

     6.19. No Amendments to Certain Documents. The Borrowers will not, and will not permit any Guarantor to, at any time cause or permit its certificate of limited partnership, agreement of limited partnership, trust documents or other charter documents, as the case may be, to be modified, amended or supplemented in any respect whatever, without (in each case) the express prior written consent or approval of the Requisite Lenders, if such changes would adversely affect Lexington's REIT status or otherwise materially adversely affect the rights of any Lender hereunder or under any other Loan Document.

     6.20. No Additional Offerings. The Borrowers will not permit the offering, placement, or arrangement of any issues of debt securities or commercial bank facilities for any Borrower which would compete with the syndication of the Revolving Credit Facility, until the earlier of (a) ninety (90) days following the Closing Date, or (b) receipt of notice from the Agent that the syndication has been completed.

     SECTION 7. NEGATIVE COVENANTS
                ------------------

     Each Borrower hereby agrees that, so long as the Revolving Credit Commitment remains in effect or any Note remains outstanding and unpaid or any other amount is owing to any Lender hereunder or under any other Loan Document, such Borrower shall not directly or indirectly:

     7.1. Financial Covenants. Fail to comply with the covenants set forth in this Section 7.1 on a consolidated basis as of the end of each fiscal quarter.

          (a) Minimum Net Worth of Borrowers. Suffer or permit the Minimum Net Worth of the Borrowers on a consolidated basis to be less than the aggregate of
(i) $585,000,000, plus (ii) 75% of the Net Securities Proceeds of all issues of any Common Shares, Preferred Shares or other equity securities by Lexington in one or more transactions received after the date hereof, excluding Net Securities Proceeds used to redeem Preferred Shares or other equity securities of Lexington.

          (b) Debt Service Coverage. Suffer or permit the ratio of EBITDA less non-incremental revenue generating capital expenditures to Debt Service obligations (including principal and interest on the Loans) for the two (2) most recent fiscal quarters to be less than 1.60:1.0 from the date of closing through the Revolving Credit Termination Date.

          (c) Maximum Total Debt to Capitalized Value. Suffer or permit Total Debt to Capitalized Value to exceed 60%.

          (d) Minimum Unencumbered Liquidity.  Suffer or permit the total sum of
(i) unrestricted cash, (ii) unrestricted Cash Equivalents and (iii) current availability under the Revolving Credit Commitments, to be less than $2,500,000 on a consolidated basis.

          (e) Maximum Secured Recourse Debt to Capitalized Value. Suffer or permit secured Recourse debt in respect of money borrowed or guarantees in respect thereof by the Borrowers and Guarantors on a consolidated basis to (i) exceed 5% of Capitalized Value or (ii) have a scheduled maturity date prior to the Revolving Credit Termination Date. The maximum Loan to Value of secured Recourse debt for any Property as of the date such secured Recourse debt is incurred, (excluding the Regency Debt or any renewal or replacement thereof up to $12,500,000), shall not exceed 75%. Such net operating income shall be adjusted for any newly acquired Property or any Property as to which two (2) fiscal quarters of earnings information is not available in accordance with the last two (2) sentences of Section 7.2 below.

          (f) Maximum Permitted Investments. Suffer or permit investments in notes, mortgages and unimproved real estate to exceed 5% of Capitalized Value in the aggregate.

          (g) Limitation on Construction Activity. Have construction in process (defined as total budgeted cost of new construction, expansions and redevelopment in process, excluding tenant improvements and property renovation and refurbishment) whose value exceeds 10% of Capitalized Value.

          (h) Joint Venture Ownership Interest. Suffer or permit Joint Venture Ownership Interest Value to exceed 20% of Capitalized Value at the end of any fiscal quarter.

          (i) Maximum Joint Venture Leverage. Suffer or permit the aggregate Pro Rata Share of Debt to exceed 65% of the aggregate Pro Rata Share of Value.

          (j) Overall Investment Restriction. Suffer or permit the amounts determined under Sections 7.1(f)(g) and (h) to exceed in the aggregate 25% of Capitalized Value.

          (k) Minimum Fixed Charge Coverage. Suffer or permit the ratio of EBITDA less non-incremental revenue generating capital expenditures to Debt Service plus dividends on Preferred Stock or other preferred securities for the two (2) most recent fiscal quarters to be less than 1.50 to 1.0.

          (l) Interest Rate Protection. Fail to maintain in effect interest rate protection arrangements, in form and substance reasonably satisfactory to Agent, for all variable rate Indebtedness in excess of 20% of Capitalized Value, providing for the rate of interest applicable to such indebtedness to be capped at a rate satisfactory to Agent. Such arrangements shall be maintained in full force and effect until all Obligations are repaid in full or until and so long as variable rate Indebtedness shall be less than 20% of Capitalized Value.

          (m) Limitations on Distributions to FFO. Suffer or permit distributions to any shareholders of Lexington (common, preferred or otherwise) to exceed 85% of Lexington's funds from operations (adjusted for non-recurring items) over the four (4) most recent fiscal quarters. Notwithstanding the foregoing, Lexington may make distributions in excess of the foregoing restriction that are necessary to preserve its REIT status.

     7.2. Covenant Calculations. For purposes of Section 7(j) hereof (with the exception of subsections 7.1(b) and 7.1(j)), EBITDA and Eligible Property NOI (and all defined terms and calculations using such terms) shall be adjusted to
(i) deduct the actual results of any Property disposed of by a Borrower or Guarantor during the relevant fiscal period, and (ii) include the pro forma results of any Eligible Property (including sale/leasebacks) acquired by a Borrower or Guarantor or any existing Eligible Property on which new construction is completed, in each case during the relevant fiscal period, with such pro forma results being calculated by (x) using the Borrower's or Guarantor's pro forma projections for such acquired Eligible Property, subject to the Agent's reasonable approval, if such Eligible Property has been owned by a Borrower or Guarantor for less than the relevant fiscal period or (y) using the actual results for such acquired Eligible Property and adjusting such results for the appropriate period of time required by the applicable financial covenant, if such Eligible Property has been owned by a Borrower or a Guarantor for at least one complete fiscal quarter.

     7.3. Restricted Payments.

          (a) Declare, make or pay any Restricted Payment while any Event of Default is continuing either before or after giving effect to such Restricted Payment, unless Borrowers have sufficient funds or availability under its credit facilities (including this Agreement) to pay the next installment of principal or interest payable in respect of the Obligations and except for minimum distributions necessary to maintain Lexington's REIT status; or

          (b) While any Event of Default is continuing, make any payment of Indebtedness of Borrowers in contravention of the terms of any agreement or instrument subordinating or purporting to subordinate any rights to receive payments in respect of any Indebtedness of Borrowers to any rights to receive payments under this Agreement.

     7.4.  Dissolution;  Merger; Sale of Assets;  Termination and Other Actions.
(a) Become a party to any dissolution, merger, consolidation or reorganization (except to the extent it remains the surviving entity) without the approval of the Requisite Lender; or (b) convey, sell, lease or otherwise dispose of (i) any Eligible Property unless withdrawn under Section 2.18 or (ii) any substantial part of its property or assets (other than an Eligible Property) unless, in the case of this clause (b), no Default or Event of Default results therefrom.

     7.5. Transactions with Affiliates. Enter into or be a party to any transaction directly or indirectly with or for the benefit of any Affiliate of any Borrower or Guarantor, other than (i) in the ordinary course of business and
(ii) for fair consideration and on terms no less favorable to any Borrower or Guarantor than are available in an arm's-length transaction from unaffiliated third parties.

     7.6. Accounting Changes. Make any significant change in accounting treatment and reporting practices, except as required by GAAP or with which Borrowers' or Guarantor's independent certified public accountants have agreed. Such Borrower or Guarantor shall advise Agent sufficiently in advance of any change to permit representatives of Agent to discuss the proposed change with the officers of such Borrower or Guarantor.

     7.7. No Liens. Until withdrawal under Section 2.18, suffer or permit after the date hereof any Lien on any Eligible Property other than Permitted Exceptions or Customary Permitted Liens.

     7.8. Fiscal Year. Change the fiscal year end of any Borrower or Guarantor from December 31 to any other date without the prior written consent of Agent.

     7.9. Chief Executive Office. Change the name of any Borrower or Guarantor or the chief executive office of such Borrower or Guarantor or the address where such Borrower's books and records are maintained unless such Borrower or Guarantor has given Agent prior written notice of any such change.

     7.10. Self-Directed REIT. Suffer or permit Lexington to be other than self-directed and self-administered or fail to obtain the consent of Agent prior to any change to third-party management or leasing.

     7.11. Limitations on Certain Activities. Except in connection with the withdrawal of an Eligible Property in accordance with Section 2.18 or sales, transfers or encumbrances to another Borrower or Guarantor (i) no sale, transfer, pledge or assignment of more than 49% of the ownership interests in any of the Borrowers or Guarantors excluding Lexington; and (ii) no material changes in any Borrower's or Guarantor's business of owning, managing and investing in predominantly (75% or more by value) net-lease, office, industrial and retail properties.

     7.12. ERISA. No Borrower or Guarantor nor any of its Subsidiaries or ERISA Affiliates shall:

          (a) engage in any prohibited transaction described in Sections 406 of ERISA or 4975 of the Code for which a statutory or class exemption is not available or a private exemption has not been previously obtained from the DOL;

          (b) permit to exist any accumulated funding deficiency (as defined in Sections 302 of ERISA and 412 of the Code), with respect to any Plan, whether or not waived;

          (c) fail to pay timely required contributions or annual installments due with respect to any waived funding deficiency to any Plan;

          (d) terminate any Plan which would result in any liability of any Borrower, Guarantor or any ERISA Affiliate under Title IV of ERISA;

          (e) fail to make any contribution or payment to any Multiemployer Plan which any Borrower, Guarantor or any ERISA Affiliate may be required to make under any agreement relating to such Multiemployer Plan, or any law pertaining thereto;

          (f) fail to pay any required installment or any other payment required under Section 412 of the Internal Revenue Code on or before the due date for such installment or other payment; or

          (g) amend a Benefit Plan resulting in an increase in current liability for the plan year such that any Borrower or any ERISA Affiliate is required to provide security to such Plan under Section 401 (a) (29) of the Code.

     7.13. Compliance with Environmental Laws. Do any of the following: (a) use any of its Real Property or any portion thereof as a facility for the handling, processing, storage or disposal of Hazardous Materials except for quantities of Hazardous Materials used in the ordinary course of business and in compliance with all applicable Environmental Laws, (b) cause or permit to be located on any of its Real Property any underground tank or other underground storage receptacle for Hazardous Materials except in full compliance with Environmental Laws, (c) generate any Hazardous Materials on any of its Real Property except in full compliance with Environmental Laws, or (d) conduct any activity at any Real Property or use any Real Property in any manner so as to cause a Release or a violation of any Environmental Law; provided that a breach of this covenant shall result in the exclusion of the affected Real Property as an Eligible Property, but shall only constitute an Event of Default hereof if such breach has a Material Adverse Effect on the Borrowers or Guarantors, taken as a whole, or materially impairs the ability of any Borrower or Guarantor to fulfill their obligations to the Agent under the Loan Documents.

     7.14. Limitation on Debt and Action. Without the prior written consent of the Requisite Lenders (a) incur any Recourse debt other than (i) the Loans, (ii) secured Recourse debt permitted in Section 7.1(e) herein, or (iii) subordinated debt provided that the terms, conditions and level of subordination of such subordinated debt are approved by the Agent (such approval in this instance not to be unreasonably withheld) or (b) dissolve, terminate, merge, or consolidate any Borrower and/or Guarantor except as otherwise provided herein.

     SECTION 8. EVENTS OF DEFAULT
                -----------------

     8.1. Events of Default. Upon the occurrence of any of the following events (each an "Event of Default"):

          (a) Payments. Any Borrower shall fail to pay any principal of or interest on any Note within ten (10) days after the due date thereof (except principal and interest due on the Revolving Credit Termination Date where there shall be no grace period), or any other amount payable hereunder shall not be paid within ten (10) days after notice from Lender; or

          (b) Representations and Warranties. Any representation or warranty made or deemed made by any Borrower or Guarantor herein or in any other Loan Document or which is contained in any certificate, document or financial or other statement furnished at any time under or in connection with this Agreement or any other Loan Document shall prove to have been incorrect in any material respect on or as of the date made or deemed made, provided that in the case of any representation or warranty made or deemed made or any certificate, document or financial or other statement furnished in connection with an Eligible Property, such Borrower or Guarantor also knew or should have known in the exercise of reasonable diligence that such representation, warranty, certification, document or statement was incorrect in any material respect; or

          (c) Certain Covenant Defaults. Any Borrower shall default in the observance or performance of any agreement contained in Section 7.1 of this Agreement and such default shall continue unremedied for a period of 45 days after notice to Borrowers' Representative by Agent; or

          (d) Certain Other Covenant Defaults. Any Borrower or Guarantor shall default in the observance or performance of any other covenant or provision of this Agreement or any of the other Loan Documents, and such default shall continue unremedied for the period of time set forth in such covenant or provision, if any, or, if not, for a period of 30 days after notice from Agent or such longer period as may be reasonably necessary to cure such default (but in no event more than ninety (90) days in total) provided such Borrower or Guarantor commences such cure within said thirty (30) day period and diligently prosecutes same to completion; or

          (e) Cross-Acceleration. Any Borrower or Guarantor or their respective Subsidiaries, individually or together, shall (i) default in any payment of principal of or interest on any Recourse Indebtedness, other than the Regency Debt, beyond any applicable grace period, which, individually or together, exceeds $10,000,000; or (ii) default beyond applicable grace periods in the observance or performance of any other agreement or condition relating to any Non-Recourse Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur, the effect of which is to cause, or to permit the holder or holders of (individually or together) $25,000,000 or more of Non-Recourse Indebtedness to become due prior to its stated maturity, other than $25,000,000 loan maturing October 1, 2007 secured by a first mortgage on the Ohio Property; or (iii) cause or permit an acceleration, foreclosure or deed in lieu transaction to take place in connection with the Regency Debt; or

          (f) Qualification as REIT. Agent shall have determined in good faith, and shall have so given notice to Borrowers' Representative that Lexington has at any time ceased to qualify, or has not qualified, as a real estate investment trust for any of the purposes of the provisions of the Code applicable to real estate investment trusts; provided, however, that no Event of Default under this Section (f) shall be deemed to have occurred and be continuing if, within thirty
(30) days after notice of any such determination is given Borrowers' Representative shall have furnished Agent with an opinion of Borrowers' Representative's tax counsel (who shall be reasonably satisfactory to Agent provided that the Agent may not unreasonably withhold its approval) to the effect that the Lexington is then in a position to so qualify, or has so qualified, as the case may be, which opinion shall not contain any material qualification unsatisfactory to the Agent; or

          (g) Insolvency, Etc. There shall be an Insolvency Event with respect to any Borrower or Guarantor; or

          (h) ERISA. (i) Any Borrower or Guarantor or ERISA Affiliate shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan, (iii) a Termination Event shall occur or (iv) any other event or condition shall occur or exist with respect to a Plan or a Multiemployer Plan; and in each case in clauses (i) through (iv) above, such event or condition, together with all other such events or conditions, if any, could subject any Borrower to any tax, penalty or other liabilities in the aggregate material in relation to the business, operations, property or financial or other condition of any Borrower and any of the foregoing are not corrected or cured within 30 days after notice to such Borrower; or

          (i) Certain Judgments. One or more judgments or decrees shall be entered against any Borrower or Guarantor involving in the aggregate a liability (not paid or fully covered by insurance) of $10,000,000 or more and all such judgments or decrees shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or

          (j) Management. Prior to the Revolving Credit Termination Date any change in the identity of the persons holding a majority of the Board of Trustees of Lexington (other than due to death, retirement, disability or similar causes and so long as the replacement trustee is approved by the remaining trustees who were trustees prior to such change in the composition of the Board of Trustees) without Requisite Lender approval.

          (k) Loan Documents. From and after the Closing Date, any Loan Document shall be terminated or otherwise shall cease to be in full force and effect except in accordance with this Agreement or any party thereto other than a Lender shall cease to be, or shall assert that it is not, bound thereby in accordance with its terms, Borrowers' Representative shall not have taken such steps as may be reasonably necessary to enforce such Loan Document promptly after notice thereof by Agent.

     8.2. Remedies. In the event that one or more Events of Default shall have occurred and be continuing, then (i) if such event is an Event of Default that relates to a Property's qualification or continued qualification as an Eligible Property, then the only consequence shall be that the Outstanding Amount may not be entitled to the Preferred Interest Rate Standard and the Applicable Rate shall be recalculated as of the date such Property no longer qualified as an Eligible Property; (ii) if such event is an Event of Default that relates to any representation or warranty made or deemed to be made or any certificate, document or financial or other statement furnished in connection with an Eligible Property, which a Borrower or Guarantor knew or should have known in the exercise of reasonable diligence was incorrect in any material respect, Agent shall be entitled to exercise the remedies set forth in Section 8.2(iv);
(iii) if such event is an Event of Default specified in paragraph 8.1 (g) above, the Revolving Credit Commitments shall automatically and immediately terminate and the Obligations hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, any Note and any other Loan Documents shall immediately become due and payable, and (iv) if such event is any other Event of Default, any of the following actions may (and at the direction of the Requisite Lenders shall) be taken by the Agent: (a) by written notice to Borrowers' Representative, declare the Revolving Credit Commitments to be terminated forthwith, whereupon the Revolving Credit Commitments shall immediately terminate; (b) by written notice of default to Borrowers' Representative, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement, any Note and any other Loan Document to be due and payable forthwith, whereupon the same shall immediately become due and payable and/or (c) exercise any other right or remedy available at law or in equity or by statute. Except as expressly provided above in Section 8.1, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

     8.3. Annulment of Acceleration. If payment on the Loans and any Note is accelerated in accordance with Section 8.2 of this Agreement, then and in every such case, the Agent may (but only upon the written instructions of the Requisite Lenders), by an instrument delivered to Borrowers' Representative annul such acceleration and the consequences thereof, provided, that at the time such acceleration is annulled:

          (a) all arrears of interest on the Loans and any Note and all other sums payable in respect of the Loans and pursuant to this Agreement, any Note and each other Loan Document (except any principal of or interest or premium on the Loans and any Note and other sums which have become due and payable only by reason of such acceleration) shall have been duly paid; and

          (b) every other Default or Event of Default shall have been duly waived or otherwise cured;

provided, further, that no such annulment shall extend to or affect any subsequent Default or Event of Default or impair any right consequent thereon. The provisions of this Section 8.3 is for the sole benefit of the Agent and is not intended to benefit any Borrower and does not give any Borrower the right to require Agent or any Lender to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met. No Lender may exercise any right or remedy hereunder except through the Agent.

     8.4. Cooperation by Each Borrower and Guarantor. To the extent that it lawfully may, each Borrower and Guarantor agrees that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of any applicable present or future stay, extension or moratorium law, which may affect observance or performance of the provisions of this Agreement or of any Note or any other Loan Document.

     SECTION 9. THE AGENT
                ---------

     9.1. Appointment.

          (a) Each Lender and each Issuing Bank hereby designates and appoints Fleet as the Agent of such Lender or such Issuing Bank under this Agreement, and each Lender and each Issuing Bank hereby irrevocably authorizes the Agent to take such action on its behalf under the provisions of this Agreement and the Loan Documents and to exercise such powers as are set forth herein or therein together with such other powers as are reasonably incidental thereto. The Agent agrees to act as such on the express conditions contained in this entire Section 9.

          (b) The provisions of this entire Section 9 (other than Sections 9.8 and 9.10(a)) are solely for the benefit of the Agent, the Lenders and Issuing Banks, and no Borrower or Guarantor shall have any right to rely on or enforce any of the provisions hereof. In performing its functions and duties under this Agreement, the Agent shall act solely as agent of the Lenders and the Issuing Banks and does not assume and shall not be deemed to have assumed any obligation or relationship of agency, trustee or fiduciary with or for any Borrower. The Agent may perform any of its duties hereunder, or under the Loan Documents, by or through its agents or employees.

     9.2. Nature of Duties. The Agent shall not have any duties or responsibilities except those expressly set forth in this Agreement or in the Loan Documents. The duties of the Agent shall be mechanical and administrative in nature. The Agent shall not have by reason of this Agreement a fiduciary relationship in respect of any Lender or Holder. Nothing in this Agreement or any of the Loan Documents, expressed or implied, is intended to or shall be construed to impose upon the Agent any obligations in respect of this Agreement or any of the Loan Documents except as expressly set forth herein or therein. Each Lender shall make its own independent investigation of the financial condition and affairs of each Borrower in connection with the making and the continuance of the Loans hereunder and shall make its own appraisal of the creditworthiness of each Borrower, and, except as specifically provided herein, Agent shall not have any duty or responsibility, either initially or on a continuing basis, to provide any Lender with any credit or other information with respect thereto, whether coming into its possession before the Closing Date or at any time or times thereafter.

     9.3. Right to Request Instructions. The Agent may at any time request instructions from the Lenders with respect to any actions or approvals which by the terms of any of the Loan Documents the Agent is permitted or required to take or to grant, and the Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from those Lenders from whom the Agent is required to obtain such instructions for the pertinent matter in accordance with the Loan Documents. Without limiting the generality of the foregoing, no Lender or Holder shall have any right of action whatsoever against the Agent as a result of the Agent acting or refraining from acting under the Loan Documents in accordance with the instructions of the Requisite Lenders or, where required by the express terms of this Agreement, a greater proportion of the Lenders.

     9.4. Rights, Exculpation, Etc. Neither Agent, any Affiliate of Agent, nor any of their respective officers, directors, employees, agents, attorneys or consultants, shall be liable to any Lender for any action taken or omitted by them hereunder or under any of the Loan Documents, or in connection herewith or therewith, except that Agent shall be liable for its gross negligence or willful misconduct in the performance of its express obligations hereunder. In the absence of gross negligence, Agent shall not be liable for any apportionment or distribution of payments made by it in good faith pursuant to Section 2.9, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled. Agent shall not be responsible to any Lender for any recitals, statements, representations or warranties herein or for the execution, effectiveness, genuineness, validity, enforceability, collectibility or sufficiency of this Agreement, the Notes or any of the other Loan Documents, or any of the transactions contemplated hereby and thereby; or for the financial condition of any Borrower, or any of its Subsidiaries or Affiliates. Agent shall not be required to make any inquiry concerning either the performance or observance of any of the terms, provisions or conditions of this Agreement or any of the Loan Documents or the financial condition of any Borrower or any of its Subsidiaries or Affiliates, or the existence or possible existence of any Default or Event of Default. Agent may at any time request instructions from Lenders with respect to any actions or approvals which, by the terms of this Agreement or of any of the Loan Documents, Agent is permitted or required to take or to grant without instructions from any Lenders, and if such instructions are promptly requested, Agent shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from taking any action or withholding any approval under any of the Loan Documents until it shall have received such instructions from Requisite Lenders or, where applicable, all Lenders. Without limiting the foregoing, no Lender shall have any right of action whatsoever against Agent as a result of Agent acting or refraining from acting under this Agreement, the Notes or any of the other Loan Documents in accordance with the instructions of Requisite Lenders or, where applicable, all Lenders. Agent shall promptly notify each Lender at any time that the Requisite Lenders have instructed Agent to act or refrain from acting pursuant hereto.

     9.5. Reliance. The Agent shall be entitled to rely upon any written notices, statements, certificates, orders or other documents or any telephone message believed by it in good faith to be genuine and correct and to have been signed, sent or made by the proper Person, and with respect to all matters pertaining to this Agreement or any of the Loan Documents and its duties hereunder or thereunder, upon advice of legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it.

     9.6. Indemnification. To the extent that the Agent is not reimbursed and indemnified by any Borrower, the Lenders will reimburse, within fifteen (15) days after notice from Agent, and indemnify the Agent for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against it in any way relating to or arising out of the Loan Documents or any action taken or omitted by the Agent under the Loan Documents, in proportion to each Lender's Pro Rata Share. The obligations of the Lenders under this Section 9.6 shall survive the payment in full of the Loans, the Reimbursement Obligations and all other Obligations and the termination of this Agreement. In the event that after payment and distribution of any amount by Agent to Lenders, any Lender or third party, including Borrower, any creditor of Borrower or a trustee in bankruptcy, recovers from Agent any amount found to have been wrongfully paid to Agent or disbursed by Agent to Lenders, then Lenders, in proportion to their respective Pro Rata Shares, shall reimburse Agent for all such amounts.

     9.7. Agent Individually. With respect to its Pro Rata Share of the Revolving Credit Commitment hereunder, and the Loans made by it, Agent shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms "Lenders" or "Requisite Lenders" or any similar terms shall, unless the context clearly otherwise indicates, include Agent in its individual capacity as a Lender or one of the Requisite Lenders. Agent and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with any Borrower as if it were not acting as the Agent pursuant hereto.

     9.8. Successor Agents.

          (a) Resignation. The Agent may resign from the performance of its functions and duties as agent hereunder at any time by giving at least thirty
(30) Business Days' prior written notice to the Borrowers' Representative and the Lenders. Such resignation shall take effect upon the acceptance by a successor Agent of appointment pursuant to this Section 9.8.

          (b) Appointment by Requisite Lenders. Upon any such resignation becoming effective, (i) if a co-agent shall then be acting with respect to this Agreement, such co-agent shall become the Agent or (ii) if no co-agent shall then be acting with respect to this Agreement, the Requisite Lenders shall have the right to appoint a successor Agent selected from among the Lenders, provided that the Requisite Lenders shall have received the prior written consent of Borrowers' Representative to such successor Agent if no Default or Event of Default then exists, which consent shall not be unreasonably withheld or delayed.

          (c) Appointment by Retiring Agent. If a successor Agent shall not have been appointed within the thirty (30) Business Day or shorter period provided in paragraph (a) of this Section 9.8, the retiring Agent shall then appoint a successor Agent which successor Agent shall be reasonably acceptable to Borrowers' Representative if no Default or Event of Default then exists who shall serve as Agent until such time, if any, as the Lenders appoint a successor Agent as provided above.

          (d) Rights of the Successor and Retiring Agents. Upon the acceptance of any appointment as Agent hereunder by a successor Agent (which shall have been approved by Borrowers' Representative as provided above), such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Agreement (but not as Lender). After any retiring Agent's resignation hereunder as Agent, the provisions of this entire Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement.

     9.9. Relations Among the Lenders. Each Lender and each Issuing Bank agrees that it will not take any legal action, nor institute any actions or proceedings, against any Borrower or any other obligor hereunder, without the prior written consent of the Agent. Without limiting the generality of the foregoing, no Lender may accelerate or otherwise enforce its portion of the Obligations, or unilaterally terminate its Revolving Credit Commitment except in accordance with Section 8.2.

     9.10. Consent and Approvals.

          (a) Each Lender authorizes and directs Agent to enter into the Loan Documents other than this Agreement for the benefit of Lenders. Each Lender agrees that any action taken by Agent at the direction or with the consent of Requisite Lenders, in accordance with the provisions of this Agreement or any Loan Document, and the exercise by Agent at the direction or with the consent of Requisite Lenders of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders, except for actions specifically requiring the approval of all Lenders. All communications from Agent to Lenders requesting Lenders determination, consent, approval or disapproval (i) shall be given in the form of a written notice to each Lender, (ii) shall be accompanied by a description of the matter or thing as to which such determination, approval, consent or disapproval is requested, or shall advise each Lender where such matter or thing may be inspected, or shall otherwise describe the matter or issue to be resolved, and (iii) shall include, if reasonably requested by a Lender and to the extent not previously provided to such Lender, any written materials provided to Agent by Borrowers' Representative in respect of the matter or issue to be resolved. Each Lender shall reply promptly, but in any event (x) within fifteen (15) Business Days for those matters requiring the consent by all Lenders, and (y) within ten (10) Business Days for those matters requiring the consent by Requisite Lenders in each instance, after receipt of the request therefor by Agent (in either event, the "Lender Reply Period"). Unless a Lender shall give written notice to Agent that it objects to the recommendation or determination of Agent (together with a written explanation of the reasons behind such objection) within the Lender Reply Period, such Lender shall be deemed to have approved of or consented to such recommendation or determination. With respect to decisions requiring the approval of Requisite Lenders or all Lenders, Agent shall submit its recommendation or determination for approval of or consent to such recommendation or determination to all Lenders and upon receiving the required approval or consent shall follow the course of action or determination recommended to Lenders by Agent or such other course of action recommended by Requisite Lenders and each non-responding Lender shall be deemed to have concurred with such recommended course of action.

          (b) Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Guaranty held by Agent in connection with the withdrawal of any Eligible Property pursuant to Section 2.18.

          (c) Should Agent commence any proceeding or in any way seek to enforce its rights or remedies under the Loan Documents, each Lender, upon demand therefor from time to time, shall contribute its share (based on its Pro Rata Share) of the reasonable costs and/or expenses of any such enforcement or acquisition, including, but not limited to, fees of receivers or trustees, court costs, title company charges, filing and recording fees, appraisers' fees and fees and expenses of attorneys to the extent not otherwise reimbursed by any Borrower. Without limiting the generality of the foregoing, each Lender shall contribute its share (based on its Pro Rata Share) of all reasonable costs and expenses incurred by Agent (including reasonable attorneys' fees and expenses) if Agent employs counsel for advice or other representation (whether or not any suit has been or shall be filed) with respect to any of the Loan Documents, or to enforce any rights of Agent or any Borrower's or any other party's obligations under any of the Loan Documents, but not with respect to any dispute between Agent and any other Lender(s). Any loss of principal and interest resulting from any Event of Default shall be shared by Lenders in accordance with their respective Pro Rata Shares. It is understood and agreed that in the event Agent determines it is necessary to engage counsel for Lenders from and after the occurrence of an Event of Default, said counsel shall be selected by Agent.

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

     9.11. Notice of Events of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default (other than nonpayment of principal of or interest on the Loans) unless Agent has received notice in writing from a Lender or a Borrower referring to this Agreement or the other Loan Documents, describing such event or condition and expressly stating that such notice is a notice of a Default or Event of Default. Should Agent receive such notice of the occurrence of a Default or Event of Default, or should Agent send any Borrower a notice of Default or Event of Default, Agent shall promptly give notice thereof to each Lender. Each Lender (including the Agent as Lender) shall be obligated to notify Agent of any Default or Event of Default of which it has actual knowledge.

     9.12. Ratable Sharing. The Lenders agree among themselves that (i) with respect to all amounts received by them which are applicable to the payment of the Obligations (excluding the fees described in Sections 3.1(g), 2.11, 2.14 and 2.15) equitable adjustment will be made so that, in effect, all such amounts will be shared among them ratably in accordance with their Pro Rata Shares, whether received by voluntary payment, by the exercise of the right of setoff or banker's lien, by counterclaim or crossaction or by the enforcement of any or all of the Obligations (excluding the fees described in Sections 3.1(g), 2.11, 2.14 and 2.15), (ii) if any of them shall by voluntary payment or by the exercise of any right of counterclaim, setoff, banker's lien or otherwise, receive payment of a proportion of the aggregate amount of the Obligations held by it, which is greater than the amount which such Lender is entitled to receive hereunder, the Lender receiving such excess payment shall purchase, without recourse or warranty, an undivided interest and participation (which it shall be deemed to have done simultaneously upon the receipt of such payment) in such Obligations owed to the others that all such recoveries with respect to such Obligations shall be applied ratably in accordance with their Pro Rata Shares; provided, however, that if all or part of such excess payment received by the purchasing party is thereafter recovered from it, those purchases shall be rescinded and the purchase prices paid for such participations shall be returned to such party to the extent necessary to adjust for such recovery, but without interest except to the extent the purchasing party is required to pay interest in connection with such recovery. Each Borrower agrees that, except as otherwise expressly provided herein, any Lender so purchasing a participation from another Lender pursuant to this Section 9.12 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such participation as fully as if such Lender were the direct creditor of such Borrower in the amount of such participation.

     9.13. Defaulting Lenders. If for any reason any Lender (together with any lender described in Section 2.4(a)(vii), a "Defaulting Lender") shall fail or refuse to perform its obligations under this Agreement or any other Loan Document to which it is a party within the time period specified for performance of such obligation or, if no time period is specified, if such failure or refusal continues for a period of ten (10) Business Days after notice from Agent, then, in addition to the rights and remedies that may be available to Agent or any Borrower under this Agreement or applicable law, notwithstanding anything to the contrary contained herein, such Defaulting Lender's right to participate in the administration of the Loans, this Agreement and the other Loan Documents, including without limitation, any right to vote in respect of, to consent to or to direct any action or inaction of Agent or to be taken into account in the calculation of Requisite Lenders, shall be suspended during the pendency of such failure or refusal. If for any reason a Lender fails to make timely payment to Agent of any amount required to be paid to Agent hereunder (without giving effect to any notice or cure periods), in addition to other rights and remedies which Agent or any Borrower may have under the immediately preceding provisions or otherwise, Agent shall be entitled (i) to collect interest from such Defaulting Lender on such delinquent payment for the period from the date on which the payment was due until the date on which the payment is made at the Federal Funds Effective Rate, (ii) to withhold or setoff and to apply in satisfaction of the defaulted payment and any related interest, any amounts otherwise payable to such Lender under this Agreement or any other Loan Document, (iii) to bring an action or suit against such Lender in a court of competent jurisdiction to recover the defaulted amount and any related interest or (iv) cause the Defaulting Lender to assign its Pro Rata Share of the Loans to an Eligible Assignee designated by Agent upon the terms set forth in Section 9.14(b). Any amounts received by Agent in respect of a Defaulting Lender's Pro Rata Share of the Loans shall not be paid to such Defaulting Lender and shall be held by Agent and either applied against the purchase price of such Pro Rata Share of the Loans under Section 9.14 or Section 2.9(b)(v) or paid to such Defaulting Lender upon the Defaulting Lender's curing of its default.

     9.14. Purchasing of Defaulting Lender's Pro Rata Share.

          (a) Any Lender who is not a Defaulting Lender shall have the right, but not the obligation, in its sole discretion, to acquire all of a Defaulting Lender's Pro Rata Share of the Loans. If more than one Lender exercises such right, each such Lender shall have the right to acquire such proportion of such Defaulting Lender's Pro Rata Share of the Loans as they may mutually agree. Upon any such purchase of the Pro Rata Share of the Loans of a Defaulting Lender, the Defaulting Lender's interest in the Loans and its rights hereunder (but not its liability in respect thereof or under the Loan Documents or this Agreement to the extent the same relate to the period prior to the effective date of the purchase) shall terminate on the date of purchase, and the Defaulting Lender shall promptly execute all documents reasonably requested to surrender and transfer such interest to the purchaser thereof, including an appropriate Assignment and Acceptance Agreement and, notwithstanding Section 10.1(d), shall pay to Agent an assignment fee in the amount of $6,000. Notwithstanding the foregoing, if no Lender exercises the right to acquire the Defaulting Lender's Pro Rata Share of the Loans within thirty (30) days after the expiration of the cure period set forth in Section 9.13, Borrowers' Representative shall have the right to require the Agent to cause the Defaulting Lender to assign its Pro Rata Share of the Loans to an Eligible Assignee designated by the Borrowers' Representative who has agreed to accept such an assignment in accordance with the terms of Section 9.14(b), provided however, that Borrowers' Representative shall be entitled to exercise this right only if the Agent has not located an Eligible Assignee of its own and there is no dispute with the Defaulting Lender concerning such Default.

          (b) The purchase price for the Pro Rata Share of the Loans of a Defaulting Lender shall be equal to the amount of the principal balance of the Loans outstanding and owed by Borrowers to the Defaulting Lender. Prior to payment of such purchase price to Defaulting Lender, Agent shall apply against such purchase price any amounts payable in respect of such Pro Rata Share of the Loans as contemplated by the last sentence of Section 9.13. The Defaulting Lender shall be entitled to receive amounts owed to it by any Borrower under the Loans Documents which accrued prior to the date of the default by the Defaulting Lender, to the extent the same are received by Agent from or on behalf of Borrower. There shall be no recourse against any Lender or Agent for the payment of such sums except to the extent of the receipt of payments from any other party or in respect of the Loans.

     SECTION 10. GENERAL
                 -------

     10.1. Assignments and Participations.

          (a) Assignments. No assignments or participation's of any Lender's rights or obligations under this Agreement shall be made except in accordance with this Section 10.1. Each Lender may assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Agreement (including all of its rights and obligations with respect to the Loans and the Letters of Credit) in accordance with the provisions of this Section 10.1.

          (b) Limitations on Assignments. Each assignment shall be subject to the following conditions: (i) each assignment shall be of a constant, and not a varying, ratable percentage of all of the assigning Lender's right and obligations under this Agreement and, in the case of a partial assignment, shall be in a minimum principal amount of $5,000,000, (ii) each such assignment shall be to an Eligible Assignee, and (iii) the parties to each such assignment shall execute and deliver to the Agent, for its acceptance and recording in the
Register, an Assignment and Acceptance. Upon such execution, delivery, acceptance and recording in the Register, from and after the effective date specified in each Assignment and Acceptance and agreed to by the Agent, (A) the assignee thereunder shall, in addition to any rights and obligations hereunder held by it immediately prior to such effective date, if any, have the right to and obligations hereunder that have been assigned to it pursuant to such Assignment and Acceptance and shall, to the fullest extent permitted by law, have the same rights and benefits hereunder as if it were an original Lender hereunder, (B) the assigning Lender shall, to the extent that rights and obligations hereunder have been assigned by it and assumed by the Eligible Assignee pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of such assigning Lender's rights and obligations under this Agreement, the assigning Lender shall cease to be a party hereto) and (C) each Borrower shall execute and deliver to the assignee thereunder a Note evidencing its obligations to such assignee with respect to the Loans and, if applicable, a new Note to the Assignor evidencing its remaining obligations to the Assignor. Notwithstanding the foregoing, the Agent hereunder shall be required to maintain a minimum Revolving Credit Commitment of at least $20,000,000.

          (c) The Register. The Agent shall maintain at its address referred to in Section 10.9 a copy of each Assignment and Acceptance delivered to and accepted by it and a register (the "Register") for the recordation of the names and addresses of the Lenders, the Revolving Credit Commitment of, and the principal amount of the Loans under the Revolving Credit Commitment owing to, each Lender from time to time and whether such Lender is an original Lender or the assignee of another Lender pursuant to an Assignment and Acceptance. The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and each Borrower, the Agent and the Lenders may treat each Person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by Borrowers' Representative or any Lender at any reasonable time and from time to time upon reasonable prior notice.

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          (d) Fee. Upon its receipt of an Assignment and Acceptance  executed by the assigning Lender and an Eligible Assignee and a processing and recordation fee of $2,500 (payable by the assigning Lender or the assignee, as shall be agreed between them), the Agent shall, if such Assignment and Acceptance has been completed and is in compliance with this Agreement and in substantially the form of Exhibit H hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Borrowers' Representatives and the other Lenders.

          (e) Participations. Each Lender may sell participation's to one or more other financial institutions in or to all or a portion of its rights and obligations under and in respect of any and all facilities under this Agreement (including, without limitation, all or a portion of any or all of its Revolving Credit Commitment hereunder and the Loans owing to it and its undivided interest in the Letters of Credit); provided, however, that (i) such Lender's obligations under this Agreement (including, without limitation, its Revolving Credit Commitment hereunder) shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iii) each Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement, and (iv) such participant's rights to agree or to restrict such Lender's ability to agree to the modification, waiver or release of any of the terms of the Loan Documents, to consent to any action or failure to act by any party to any of the Loan Documents or any of their respective Affiliates or to exercise or refrain from exercising any powers or rights which any Lender may have under or in respect of the Loan Documents, shall be limited to the right to consent to (A) increase in the Revolving Credit Commitment of the Lender from whom such participant purchased a participation,
(B) reduction of the principal of, or rate or amount of interest on the Loans subject to such participation (other than by the payment or prepayment thereof), and (C) postponement of the Revolving Credit Termination Date (other than pursuant to Section 2.1(c) hereof).

          (f) Information Regarding Borrowers and Guarantors. Any Lender may, in connection with any assignment or participation pursuant to this Section 10.1, disclose to the assignee or participant or proposed assignee or participant, any information relating to any Borrower or Guarantor furnished to such Lender by the Agent or by or on behalf of such Borrower or Guarantor; provided that, prior to any such disclosure, such assignee or participant, or proposed assignee or participant, shall agree to preserve in accordance with Section 10.15 the confidentiality of any confidential information described therein.

          (g) Payment to Participants. Anything in this Agreement to the contrary notwithstanding, in the case of any participation, all amounts payable by any Borrower or Guarantor under the Loan Documents shall be calculated and made in the manner and to the parties required hereby as if no such participation had been sold.

          (h) Lenders' Creation of Security Interests. Notwithstanding any other provision set forth in this Agreement, any Lender may at any time create a security interest in all or any portion of its rights under this Agreement (including, without limitation, Obligations owing to it and any Note held by it) in favor of any Federal Reserve bank in accordance with Regulation A of the Federal Reserve Board.

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          (i)  Assignments  by Fleet.  If Fleet ceases to be a Lender under this
Agreement by virtue of any assignment made pursuant to this Section 10.1, then, as of the effective date of such cessation, Fleet's obligations to issue Letters of Credit pursuant to Section 3.01 shall terminate and Fleet shall be an Issuing Bank hereunder only with respect to outstanding Letters of Credit issued prior to such date.

          (j) Foreign Banks. Any assignee or participant that is not created or organized under the laws of the United States or a political subdivision thereof shall deliver to the Borrowers' Representative a true and accurate certificate executed by a duly authorized officer to the effect that such party is subject to tax review and eligible to receive payments hereunder and under any Note without deduction or withholding of United States federal income tax (i) under the provisions of an applicable tax treaty concluded by the United States (in which case the certificate shall be accompanied by two duly completed copies of IRS Form 1001 (or any successor or substitute form or forms)) or (ii) under Sections 1442(c)(1) and 1442 (a) of the Internal Revenue Code (in which case the certificate shall be accompanied by two duly completed copies of IRS Form 4224 (or any successor or substitute form or forms).

          (k) Borrowers' Rights and Obligations Unaffected. Notwithstanding anything to the contrary contained herein, no assignment or participation by any Lender shall result in any change in any of the Loan Documents, any additional or increased cost or obligation to Borrowers or reduce the rights or benefits of the Borrowers hereunder without the prior written consent of the Borrowers' Representative.

     10.2. Amendments and Waivers.

          (a) General Provisions. Unless otherwise provided for or required in this Agreement, no amendment or modification of any provision of this Agreement or any of the other Loan Documents shall be effective without the written agreement of the Requisite Lenders (which the Requisite Lenders shall have the right to grant or withhold in their sole discretion) and the Borrowers' Representative; provided, however, that no Borrower's approval shall be required for any amendment or modification of Sections 9.1 through 9.14. No termination or waiver of any provision of this Agreement or any of the other Loan Documents, or consent to any departure by any Borrower therefrom, shall be effective without the written concurrence of the Requisite Lenders, which the Requisite Lenders shall have the right to grant or withhold in their sole discretion. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower in any specific instance shall entitle such Borrower to any other or further notice or demand in similar or other circumstances.

          (b) Amendments, Consents and Waivers by All Lenders. Any amendment, modification, termination, waiver or consent with respect to any of the following provisions of this Agreement shall be effective only by a written agreement, signed by each Lender affected thereby as described below (except as otherwise indicated):

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               (i)  increase  in the amount of such  Lender's  Revolving  Credit
Commitment,

               (ii) reduction of the rate or change in the amount or method of computation of interest on the Loans, the Reimbursement Obligations, or any fees or other amounts payable to such Lender (other than by the payment or prepayment thereof),

               (iii) reduction of the principal amount of any Loans (other than by the payment or prepayment thereof),

               (iv) postponement of any date (including the Revolving Credit Termination Date except as permitted by Section 2.1(c)) fixed for any payment of principal of, or interest on, the Loans, the Reimbursement Obligations or any fees or other amounts payable to such Lender,

               (v) change in the definition of Requisite Lenders or in the aggregate Pro Rata Share of the Lenders which shall be required for the Lenders or any of them to take action hereunder or under the other Loan Documents,

               (vi) amendment of Section 9.12 or this Section 10.2,

               (vii) assignment of any right or interest in or under this Agreement or any of the other Loan Documents by any Borrower,

               (viii) release any Borrower from liability hereunder or waiver of any Event of Default described in Sections 8.1(a) or (g), and


               (ix) release any Guarantor or cash collateral except as permitted under this Agreement.

          (c) Agent's Right to Purchase. Agent shall have the right, at its sole and exclusive option, to purchase any Lender's Note evidencing such Lender's Revolving Credit Commitment (the "Selling Lender") if any of the following shall occur: (i) the Selling Lender consents to such purchase; (ii) Agent has requested the Lenders' consent for any action pursuant to Section 10.2, the Selling Lender has not consented, and the consent of Selling Lender is required in order to approve the contemplated action (if more than one Selling Lender has not consented then the Agent shall be required to purchase all the non-consenting Selling Lenders' Revolving Credit Commitments); (iii) Selling Lender fails to timely perform or observe any term, covenant or condition of this Agreement (including, without limitation, the obligation to make its Pro Rata Share of Loans) or the Loan Documents, or breaches any representation or warranty contained herein; or (iv) Selling Lender shall become insolvent, shall close for business or liquidate, or a receiver shall be appointed for the Selling Lender. The purchase price shall be equal to the outstanding principal balance of Selling Lender's Note, plus Selling Lender's Pro Rata Share of (i) accrued and unpaid interest at the rates set forth in such Note through the date of purchase, and (ii) fees and charges owing to Lenders under the Loan Documents. Upon payment of such purchase price, Selling Lender shall endorse and deliver its Note to Agent without recourse. Nothing under this Section shall be construed as obligating Agent to purchase any Lender's Note, and nothing hereunder shall be construed as granting any Lender the right to demand that Agent purchase such Note.

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          (d) Agent  Authority.  The Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of that Lender. Notwithstanding anything to the contrary contained in this Section 10.2, no amendment, modification, waiver or consent shall affect the rights or duties of the Agent under this Agreement and the other Loan Documents, unless made in writing and signed by the Agent in addition to the Lenders required above to take such action. Notwithstanding anything herein to the contrary, in the event that any Borrower shall have requested, in writing, that any Lender agree to an amendment, modification, waiver or consent with respect to any particular provision or provisions of this Agreement or the other Loan Documents, and such Lender shall have failed to state, in writing, that it either agrees or disagrees (in full or in part) with all such requests (in the case of its statement of agreement, subject to satisfactory documentation and such other conditions it may specify) within ten
(10) days after such request, then such Lender hereby irrevocably authorizes the Agent to agree or disagree, in full or in part, and in the Agent's sole discretion, to such requests on behalf of such Lender as such Lenders' attorney-in-fact and to execute and deliver any writing approved by the Agent which evidences such agreement as such Lender's duly authorized agent for such purposes.

     10.3. Marshalling; Payments Set Aside. None of the Agent, any Lender or any Issuing Bank shall be under any obligation to marshall any assets in favor of any Borrower or any other party or against or in payment of any or all of the Obligations. To the extent that such Borrower makes a payment or payments to the Agent, the Lenders or the Issuing Banks or any such Person exercise its rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

     10.4. Limitation of Liability. No claim may be made by any Lender, any Issuing Bank, the Agent or any other Person against the Agent, any other Issuing Bank or any other Lender or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and each Lender, each Issuing Bank and the Agent hereby waives, releases and agrees not to sue upon any such claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

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

     10.5. Counterparts; Effectiveness; Inconsistencies. This Agreement and any amendments, waivers, consents, or supplements hereto may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective against each Borrower, each Lender, each Issuing Bank and the Agent on the Closing Date. This Agreement and each of the other Loan Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Agreement are actually inconsistent with the terms and conditions of any other Loan Document, this Agreement shall govern.

     10.6. Disclaimer by Agent and each Lender. The Agent, the Issuing Banks and the Lenders shall not be liable to any contractor, subcontractor, supplier, laborer, architect, engineer, tenant or other party for services performed or materials supplied in connection with any work performed on any of the Properties. The Agent, the Issuing Banks and the Lenders shall not be liable for any debts or claims accruing in favor of any such parties against any Borrower or others or against any of the Properties. No Borrower is nor shall be an agent of either the Agent, the Issuing Banks or the Lenders for any purposes and neither the Lenders, the Issuing Banks nor the Agent shall be deemed partners or joint venturers with any Borrower or any of its Affiliates. Neither the Agent, the Issuing Banks nor the Lenders shall be deemed to be in privity of contract with any contractor or provider of services to any of the Properties, nor shall any payment of funds directly to a contractor or subcontractor or provider of services be deemed to create any third party beneficiary status or recognition of same by either the Agent, the Issuing Banks or the Lenders and each of the Borrowers agree to hold the Agent, the Issuing Banks and the Lenders harmless from any of the damages and expenses resulting from such a construction of the relationship of the parties or any assertion thereof.

     10.7. CHOICE OF LAW. THIS AGREEMENT, THE NOTES AND EACH LOAN DOCUMENT SHALL BE CONTRACTS UNDER AND SHALL BY GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     10.8. SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; ETC. NOTWITHSTANDING ANY OTHER PROVISION IN THIS AGREEMENT, ANY NOTE OR ANY OTHER LOAN DOCUMENT, EACH BORROWER HEREBY IRREVOCABLY (a) SUBMITS TO THE NON-EXCLUSIVE PERSONAL JURISDICTION OF ANY STATE OR FEDERAL COURT IN THE STATE OF NEW YORK IN ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS; (b) AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH SUIT, ACTION OR OTHER LEGAL PROCEEDING MAY BE HEARD AND DETERMINED IN, AND ENFORCED IN AND BY, ANY SUCH COURT; (c) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO VENUE IN ANY SUCH COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM; (d) AGREES TO SERVICE OF PROCESS IN ANY SUCH PROCEEDING BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWERS' REPRESENTATIVE AT ITS ADDRESS SET FORTH HEREIN OR TO SUCH OTHER ADDRESS OF WHICH LENDER SHALL HAVE BEEN NOTIFIED IN WRITING (SUCH SERVICE TO BE EFFECTIVE ON THE EARLIER OF RECEIPT THEREOF OR, IN THE CASE OF SERVICE BY MAIL, THE 5TH DAY AFTER DEPOSIT OF SUCH
SERVICE IN THE MAILS AS AFORESAID), (e) TO THE EXTENT THAT SUCH PARTY HAS ACQUIRED, OR HEREAFTER MAY ACQUIRE, ANY IMMUNITY FROM JURISDICTION OF ANY SUCH COURT OR FROM LEGAL PROCESS THEREIN, WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, SUCH IMMUNITY; (f) WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN CONNECTION WITH, OR WITH RESPECT TO, ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS AGREEMENT OR THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS, ANY RIGHT TO A JURY TRIAL; AND (g) AGREES THAT AGENT SHALL HAVE THE RIGHT TO BRING ANY LEGAL PROCEEDINGS (INCLUDING A PROCEEDING FOR ENFORCEMENT OF A JUDGMENT ENTERED BY ANY OF THE AFOREMENTIONED COURTS) AGAINST ANY BORROWER IN ANY OTHER COURT OR JURISDICTION IN ACCORDANCE WITH APPLICABLE LAW. NOTWITHSTANDING THE FOREGOING, NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF AGENT IN CONNECTION WITH ANY LEGAL ACTION OR PROCEEDING WHATSOEVER, TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW. EACH BORROWER HEREBY IRREVOCABLY DESIGNATES BORROWERS' REPRESENTATIVE AS ITS PROCESS AGENT TO RECEIVE SERVICE OF ANY AND ALL PROCESS AND DOCUMENTS ON ITS BEHALF IN ANY LEGAL PROCEEDING IN THE STATE OF NEW YORK AND BORROWERS' REPRESENTATIVE, BY ITS ACKNOWLEDGMENT BELOW, IRREVOCABLY AGREES TO SO ACT AS AGENT FOR SERVICE OF PROCESS. IF SUCH AGENT SHALL FOR ANY REASON FAIL TO ACT, OR BE PREVENTED FROM ACTING, AS SUCH AGENT, NOTICE THEREOF SHALL IMMEDIATELY BE GIVEN TO SUCH AGENT BY REGISTERED OR CERTIFIED MAIL AND EACH BORROWER AGREES PROMPTLY TO DESIGNATE ANOTHER AGENT FOR SERVICE OF PROCESS IN THE CITY OF NEW YORK, NEW YORK, SATISFACTORY TO AGENT UNDER THIS AGREEMENT, TO SERVE IN PLACE OF BORROWERS' REPRESENTATIVE AND DELIVER TO AGENT WRITTEN EVIDENCE OF SUCH SUBSTITUTE AGENT'S ACCEPTANCE OF SUCH DESIGNATION. BORROWERS' AGENT SHALL NEVERTHELESS CONTINUE TO SERVE AS AGENT FOR SERVICE OF PROCESS UNTIL ITS SUCCESSOR IS DULY APPOINTED.

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     10.9. Notices; Certain Payments.

          (a) All notices, consents and other communications to Borrowers, Guarantors, Agent or any Lender relating hereto to be effective shall be in writing and shall be deemed made (i) if by certified mail, return receipt requested, four (4) Business Days after deposit in the United States mail, or if by facsimile, when received (in each case unless otherwise specified in this Agreement), (ii) if delivered by hand or overnight courier, when receipted for, in each case addressed to them as follows or at such other address as either of them may designate by written notice to the other in the manner set forth in this Section 10.9; (x) any Borrower: c/o Lexington Corporate Properties, Inc., 355 Lexington Avenue, New York, New York, Attention : Patrick Carroll with a copy to Katherine B. Lipton, Esq., Paul, Hastings, Janofsky & Walker LLP, 75 East 55th Street, New York, NY 10022; or to (y) Agent: Fleet National Bank, 100 Federal Street, Boston, Massachusetts 02110, Attention: James B. McLaughlin, with a copy to Lorne W. McDougall, Esq., Edwards & Angell, LLP 101 Federal Street, Boston, MA 02110; or to (z) any Lender: at the address set forth below each Lender's name on the signature pages hereof or the signature page of any applicable Assignment and Acceptance.

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          (b) All payments on account of the Loans and the Note pursuant  hereto or pursuant to the other Loan Documents shall be made for the account of Lender at: By mail: Fleet National Bank, 100 Federal Street, Boston, Massachusetts 02110, Mail Code MA DE 10009A, Attn: Dwayne Nelson. By wire: Fleet National Bank, ABA #011-000-138, Credit Account #15103566156, Re: Lexington Attn: Dwayne Nelson (617) 434-2098.

          (c) Notices to the Agent pursuant to Section 2 or 9 shall not be effective until received by the Agent.

Any Lender may by written notice to Agent and Borrowers' Representative specify or change its account and address for payment instructions hereunder.

     10.10. No Waivers; Cumulative Remedies; Entire Agreement; Headings. No action, failure, delay or omission by, Agent or any Lender in exercising any rights and remedies under this Agreement, any Note or any other Loan Document, or otherwise, shall constitute a waiver of, or impair, any of the rights or privileges of Agent or any Lender hereunder or thereunder. No single or partial exercise of any such right or remedy shall preclude any other or further exercise thereof or the exercises of any other right or remedy. Such rights and remedies are cumulative and not exclusive of any rights and remedies provided by law or otherwise available, including, but not limited to, rights to specific performance (to the extent permitted by law) or any covenant or agreement contained in this Agreement or any of the Loan Documents. No waiver of any such right or remedy shall be effective unless given in writing or as otherwise provided in Section 10.2. No waiver of any such right or remedy shall be deemed a waiver of any other right or remedy hereunder or thereunder. Except as otherwise specifically provided in this Agreement, every right and remedy given by this Agreement or by applicable law to Agent or any Lender may be exercised from time to time and as often as may be deemed expedient by Agent or any Lender. This Agreement, each Note and the other Loan Documents constitute the entire agreement of the parties relating to the subject matter hereof and thereof and there are no verbal agreements relating hereto or thereto. Section headings herein shall have no legal effect. This Agreement, each Note and the other Loan Documents (including all covenants, representations, warranties, privileges, rights, and remedies made or granted herein or therein) shall inure to the benefit of, and be enforceable by Agent or any Lender and its respective successors and assigns, except as otherwise expressly provided in this Agreement. Borrowers may not directly or indirectly assign or transfer (whether by agreement, by operation of law or otherwise) any of their rights or obligations and liabilities hereunder without the prior written consent of Agent or any Lender affected thereby. Subject to the provisions of Section 10.1, each Lender may make, carry or transfer the Loans at, to or for the account of, any of its branch offices or the office of one or more of its Affiliates.

     10.11. Survival. The obligations of each Borrower under Sections 2.11, 2.14, 2.15, 2.16, 6.10, 10.12 and 10.14 (and all other indemnification and expense reimbursement obligations of any Borrower under this Agreement) shall survive the repayment of the Loans and the cancellation of the Notes and the termination of the other obligations of such Borrower hereunder and under the other Loan Documents for a period of three (3) years after the date of such payment, except in the case of Section 6.10 and any other indemnification obligations which shall survive for a period of five (5) years; provided, however, that the Borrowers shall not be liable for any liability, claim, loss, cost or expense arising from any act or omission of any Lender or other indemnified party after the transfer of any Property by foreclosure, deed-in-lieu thereof or otherwise which doesn't arise from or deal with pre-existing conditions. The receipt by Borrowers' Representative, prior to the expiration of the above three (3) and five (5) year limitation periods, of a notice, in good faith, of any liability, claim, loss, cost or expense arising from the obligations of Borrowers referenced above shall toll the running of the above limitation periods with regard to such liability, claim, loss, cost or expense.

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     10.12.  Payment of Expenses and Taxes.  Each Borrower  agrees (a) to pay or reimburse Agent within fifteen (15) Business Days after demand for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement, the Notes and any other Loan Documents or other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to Agent, (b) to pay or reimburse Agent and Lenders, within fifteen (15) Business Days after demand for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the Note and any Loan Documents, (c) to pay or reimburse Agent, within fifteen (15) Business Days after demand for all its costs and expenses incurred in connection with the satisfaction or review of conditions precedent to any borrowing other than that occurring on the Closing Date, including, without limitation, reasonable fees and disbursements of counsel to Agent, (d) to pay, indemnify, and to hold Agent and each Lender, and their respective officers, directors, employees and agents harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, which may be payable or determined to be payable in connection with the
execution  and  delivery  of,  or  consummation  of  any  of  the   transactions
contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, or any enforcement action taken under this Agreement, the Notes, the Loan Documents and any such other documents, and (e) to pay, indemnify, and hold Agent, and its officers, directors, employees and agents harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement or the other Loan Documents except to the extent resulting from the gross negligence or willful misconduct of such parties (all the foregoing, collectively, the "indemnified liabilities").

     10.13. Further Assurances. Each Borrower and Guarantor will, on request of Agent, (a) promptly correct any defect, error or omission in any Loan Document;
(b) execute, acknowledge, deliver, procure, record or file such further instruments and do such further acts deemed reasonably necessary, desirable or proper by Agent to carry out the purposes of the Loan Documents and to identify and subject to the liens and security interests of the Loan Documents any property intended to be covered thereby, including any renewals, additions, substitutions, replacements, or appurtenances to any such Property; and (c) provide such certificates, documents, reports, information, affidavits and other instruments and do such further acts deemed reasonably necessary, desirable or proper by Agent to comply with the requirements of any agency having jurisdiction over Agent.

     10.14. No Brokers. Each Borrower hereby agrees to indemnify Agent and each Lender from any liability, claim or loss arising by reason of claims for any brokerage commission made by any Person claiming to have dealt with and Borrower or any Affiliate of such Borrower in connection with the Loans. Agent and each Lender agree to indemnify each Borrower from any liability, claim or loss arising by reason of claims for any brokerage commission made by any Person claiming to have dealt with Agent or any Lender in connection with the Loans. The provisions of this Section shall survive the repayment of the Loan and shall continue in full force and effect so long as the possibility of such liability (including attorneys' fees), claim or loss exists.

     10.15. Confidentiality. Agent and each Lender shall hold all confidential information obtained pursuant to the requirements of this Agreement in accordance with such party's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a bona fide offeree, transferee or participant in connection with the contemplated transfer or participation or as required or requested by any Governmental Authority or representative thereof or pursuant to legal process and shall require any such offeree, transferee or participant to agree (and require any of its offerees, transferees or participants to agree) to comply with this Section
10.15. In no event shall Agent or any Lender be obligated or required to return any materials furnished by any Borrower.

     10.16. Captions. The captions in this instrument are for convenience and reference only and do not define, limit or describe the scope of the provisions hereof.

     10.17. Gender. Whenever the context so requires, reference herein to the neuter gender shall include the masculine and/or feminine gender, and the singular number shall include the plural and, in each case, vice versa.

     10.18. Successors. The terms, covenants, agreements and conditions contained herein shall extend to, include, and inure to the benefit of and be binding upon the respective successors and assigns of each Borrower and the successors and assigns of Lender.

     10.19. Entire Agreement. This Agreement, the Note, the Guaranties and the other documents being executed in connection herewith express the entire understanding of the parties with respect to the transactions contemplated thereby. No modification or waiver of any provision of this Agreement, the Note, or any related documents nor consent to any departure by any Borrower or Guarantor therefrom, shall in any event be effective unless the same shall be in writing, and then such waiver of consent shall be effective only in the specific instance, and for the purpose, for which given. No notice to, or demand on any Borrower or Guarantor, in any case, shall entitle such Borrower or Guarantor to any other or future notice of demand in the same, similar or other circumstances.

     10.20. Delay Not Waiver. Neither any failure nor any delay on the part of Agent in exercising any right, power or privilege hereunder, or under the Note, or any other instrument given as security therefor, shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or future exercise, or the exercise of any other right, power or privilege.

     10.21. Set-Off. Each Borrower and Guarantor hereby grants to Agent, a continuing lien, security interest and right of setoff as security for all liabilities and obligations to Agent, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now existing or hereafter arising, upon and against all deposits, credits, collateral and property, now or hereafter in the possession, custody, safekeeping or control of Lender or any entity under the control of FleetBoston Financial Corporation and its successors or assigns or in transit to any of them. At any time, without demand or notice (any such notice being expressly waived by each Borrower and Guarantor), Agent may set off the same or any part thereof and apply the same to any liability or obligation of such Borrower and any Guarantor even though unmatured and regardless of the adequacy of any other collateral securing the Loan. ANY AND ALL RIGHTS TO REQUIRE LENDER TO EXERCISE ITS RIGHTS TO REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE LOAN, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF BORROWER OR ANY GUARANTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED.

     10.22. Severability. In case any one or more of the provisions contained in this Agreement or any related document shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof or thereof, and this Agreement or any such related document shall be construed as if such invalid, illegal or unenforceable provision had never been included.

     10.23. Lost or Damaged Loan Documents. Upon receipt of an affidavit of an officer of Lender as to the loss, theft, destruction or mutilation of the Note or any other Loan Document which is not of public record, and, in the case of any such loss, theft, destruction or mutilation, upon surrender and cancellation of such Note or other Loan Document, each Borrower will issue, in lieu thereof, a replacement Note or other Loan Document in the same principal amount thereof and otherwise of like tenor.

     10.24. Claims Against Agent or any Lender.

          10.24.1 Borrowers Must Notify. Neither Agent nor any Lender shall be in default under this Agreement, or under any other Loan Document, unless a written notice specifically setting forth the claim of any Borrower shall have been given to Agent and such Lender within six (6) months after such Borrower first had knowledge or notice of the occurrence of the event which such Borrower alleges gave rise to such claim and Agent or such Lender do not remedy or cure the default, if any there be, with reasonable promptness thereafter.

          10.24.2 Remedies. If it is determined by the final order of a court of competent jurisdiction, which is not subject to further appeal, that Agent or any Lender has breached any of its obligations under the Loan Documents and has not remedied or cured the same with reasonable promptness following notice thereof, Agent's or such Lender's responsibilities shall be limited to: (i) where the breach consists of the failure to grant consent or give approval in violation of the terms and requirements of a Loan Document, the obligation to grant such consent or give such approval and to pay such Borrower's reasonable costs and expenses including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings; and (ii) the case of any such failure to grant such consent or give such approval, or in the case of any other such default by Agent or any Lender, where it is also so determined that Agent or such Lender acted in bad faith, the payment of any actual, direct, compensatory damages sustained by such Borrower as a result thereof plus such Borrower's reasonable costs and expenses, including, without limitation, reasonable attorneys' fees and disbursements in connection with such court proceedings.

     10.25. Time of the Essence. Time is of the essence for each provision of this Agreement and each other Loan Document.

     10.26. Place of Delivery. Each Borrower agrees to furnish to Lender at the Lender's office in Boston, Massachusetts all further instruments, certifications and documents to be furnished hereunder.

     10.27. Use of Proceeds (Regulation U). No portion of the proceeds of the loan shall be used, in whole or in part, for the purpose of the purchasing or carrying any "margin stock" as such term is defined in Regulation U of the Board of Governors of the Federal Reserve System.

     10.28. Integration. This Agreement is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by this Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superceded by this Agreement, and no party is relying on any promise, agreement or understanding not set forth in this Agreement. This Agreement may not be amended or modified except by Borrower and Lender.

     10.29. Lender's Right to Pledge. Any Lender may at any time pledge or assign all or any portion of its rights under the Loan Documents including any portion of its Note to any of the twelve (12) Federal Reserve Lenders organized under Section 4 of the Federal Reserve Act, 12 U.S.C. Section 341. No such pledge or assignment or enforcement thereof shall release such Lender from its obligations under any of the Loan Documents.

     SECTION 11. THE BORROWERS' REPRESENTATIVE
                 -----------------------------

     11.1. Appointment of Borrower Representative.

          (a) Each Borrower hereby irrevocably designates and appoints Lexington (sometimes referred to in this Agreement as Borrowers' Representative), as its agent under this Agreement and the Loan Documents and the other documents or instruments delivered pursuant to or in connection herewith or therewith and each Borrower hereby authorizes Lexington, for such Borrower, to take such action on behalf of such Borrower under the provisions of the Loan Documents and to exercise such powers and perform such duties as are expressly delegated to Lexington or Borrowers' Representative by the terms of the Loan Documents, together with such other powers as are reasonably incidental thereto.

          (b) Agent or any Lender shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the Borrowers' Representative in connection with this Agreement or any of the Loan Documents and upon advice and statements of legal counsel (including, without limitation, counsel to Borrowers), independent accountants and other experts selected by Borrowers' Representative in connection with the Loan Documents.

                     - the next page is the signature page -

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

LEXINGTON CORPORATE PROPERTIES TRUST

By:  /s/ T. Wilson Eglin
   ---------------------------------
     Its: President

LEPERCQ CORPORATE INCOME FUND L.P.

BY:      LEX GP-1 Trust, its general partner

         By: /s/ Patrick Carroll
            ---------------------------------
              Its: Vice President

LEPERCQ CORPORATE INCOME FUND II L.P.

BY:     LEX GP-1 Trust, its general

         By: /s/ Patrick Carroll
            ---------------------------------
              Its: Vice President

NET 3 ACQUISITIONS L.P.

         By:   /s/ Patrick Carroll
            ---------------------------------
         Name:     Patrick Carroll
              -------------------------------
         Title:    Vice President
               ------------------------------




LENDERS:                                                     ADDRESS:                                REVOLVING CREDIT
                                                                                                        COMMITMENT
FLEET NATIONAL BANK                                          100 Federal Street                        $35,000,000
                                                             Boston, Massachusetts 02110
By:  /s/ James B. McLaughlin
   --------------------------
     James B. McLaughlin
     Director


WACHOVIA BANK, NATIONAL                                                                                $30,000,000
ASSOCIATION                                                  301 South College Street
                                                             NC0172
By:  /s/ David B. Hoagland                                   Charlotte, NC  28288
   --------------------------
     David B. Hoagland
     Vice President


SOVEREIGN BANK                                               75 State Street                           $20,000,000
                                                             Mail Stop: MA1SST04-11
By: /s/ T. Gregory Donohue                                   Boston, MA  02109
   --------------------------
     T. Gregory Donohue
     Vice President


BRANCH BANKING & TRUST COMPANY                               200 W. Second Street                      $15,000,000
                                                             16th Floor
By:  /s/ Christopher Verwoerdt                               Winston Salem, NC  27101
   --------------------------
     Christopher Verwoerdt
     Vice President



                   Acknowledgment by Borrowers' Representative
                   -------------------------------------------

     We hereby acknowledge and accept the designation of Borrowers' Representative and agree to discharge the duties and responsibilities of Borrowers' Representative as set forth in the Loan Agreement until the Loans are paid in full.



                                           Lexington Corporate Properties Trust


                                           By: /s/ T. Wilson Eglin
                                              ----------------------------------

                                              Its:  President

                                   SCHEDULE 2
                                   ----------

-----------------------------------------------------------------------------------------------------------------------------------
        Letters of Credit Outstanding for Lexington Corporate Properties
                                     Trust
-----------------------------------------------------------------------------------------------------------------------------------


          Applicant               Beneficiary Name          Amount      L/C Issue Date   L/C Expiry   LC No.          Evergreen
                                                                                            Date                        Yes/No

Lepercq Corporate Income      Principal Life               $ 114,500.00    20-Dec-01     16-Dec-03   MS1303185            No
Fund II L.P.                  Insurance Company

Lepercq Corporate Income      Principal Life               $ 332,500.00    20-Dec-01     16-Dec-03   MS1303186            No
Fund II L.P. and North Tampa  Insurance Company
Associates, jointly and
severally

Lepercq Corporate Income      John Hancock Life            $ 334,675.00    22-May-01     30-Jun-04   MS1271330            Yes
Fund L.P. and Lexington       Insurance Company Real
Auburn Hills L.L.C., jointly  Estate Investment Group
and severally

Lepercq Corporate Income      Key Corporate Capital       $2,500,000.00    28-Feb-02     30-Mar-04   MS1312967            No
Fund L.P. c/o Lexington       Inc.
Corporate Properties Trust

Lepercq Corporate Income      Bear Stearns Commercial      $ 300,000.00    28-Aug-02     28-Aug-04   MS1350398            Yes
Fund L. P. and Lexington      Mortgage, Inc.
Knoxville LLC

Lepercq Corporate Income      Principal Commercial         $ 582,705.00    20-Sep-02     20-Sep-04   MS1351586            Yes
Fund LP & Lexington           Funding LLC c/o The
Groveport LLC                 Principal Financial
                              Group

                                                          $4,164,380.00
-----------------------------------------------------------------------------------------------------------------------------------
